united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin E. Wolf, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 10/31

Date of reporting period: 10/31/18

Item 1. Reports to Stockholders.

Balter European L/S Small Cap Fund
Institutional Class
BESMX
Investor Class
BESRX

Balter Invenomic Fund
Institutional Class
BIVIX
Investor Class
BIVRX

Balter L/S Small Cap Equity Fund
Institutional Class
BEQIX
Investor Class
BEQRX

Annual Report
October 31, 2018

1-844-322-8112
www.balterliquidalts.com
Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.balterliquidalts.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Shareholder,

For the 12-month period ending 10/31/2018, the Balter European L/S Small Cap Fund Institutional Class returned -6.18% compared to -8.98% for the MSCI Europe Small Cap Index and -0.29% for the Morningstar Long/Short Equity Category Average. The long portfolio detracted -9.0% on a gross basis during the period and the short portfolio contributed +4.2%. Long exposure averaged 71.7% and the short portfolio averaged -21.9%, resulting in average net exposure of 49.5% and average gross exposure of 101.7%.

From a sector perspective, Healthcare was the biggest contributor during the period, adding 43 basis points followed by Utilities at 10 basis points. The two sectors that detracted the most from performance were Communication Services and Materials, losing 176 and 43 basis points respectively. As of 10/31/2018, the fund had 46 positions in the long portfolio and 21 positions in the short portfolio. Long exposure was 82.3% and short exposure was -25.8% resulting in net exposure of 56.5% and gross exposure of 108.1%.

European markets started the period strongly but have had a more turbulent time recently. We have been aware of the risk of a market pullback this year, following the low volatility gains in equities we have seen for some time.

We were on average 40% net long (70% long vs 30% short) throughout most of the period. This compares to our long-term average of 60% net long (80% vs 20%). Over the long-term, we have historically suffered 35% of drawdowns when 60% net long. The 40% net long positioning suggested we might have suffered only 25% of the pullback over this period. However, the reason for the weaker than anticipated performance during the most recent pullback was due to unusually poor stock selection in the long book. The short book generated meaningful absolute returns and significant alpha.

The epicentre of the correction has been longer-duration growth assets – epitomized by highly rated technology stocks. It seems this sell-off was precipitated by the rising interest rate environment, which market participants are beginning to grapple with. What is less clear to us is the validity of the sell-off in broader cyclical risk assets, which followed hot on the heels of the growth sell-off. While global growth may slow from recent levels – and valuations for the highest growth companies may not fully recover – we see little evidence from our extensive company meeting program to corroborate a significantly weaker economic environment. Thus, broadly, we feel that areas of the market seem irrationally oversold – in the short term at least.

More specifically, the problems in Europe have been compounded by its political backdrop, be it in Italy (its very odd and confrontational government), the UK (Brexit), Germany (Merkel’s imminent departure) or France (a rise in populist disruptions). This is causing Europe to trade at multi-decade valuation discounts to the US, and has precipitated huge outflows from the region, which means investors are exceedingly under-exposed to the region. Offsetting this is a very strong earnings outlook for companies, particularly Small Caps, whose earnings are projected to grow by 18% in 2019 and 16% in 2020.

In conclusion, there is one golden rule in these more difficult times: know your process and stick to it. We are lucky in that our process is simple and clearly defined and we believe, that, as it has in the past, it will position us correctly through these difficult times. We believe we may be able to generate significant alpha coming out of these turbulent periods as we “sift through the rubble” and find attractive investment opportunities.

Sincerely,

Brad Balter, CFA	Jay Warner, CFA	Ben Deschaine, CAIA

CEO, Portfolio Manager	Portfolio Manager	CIO, Portfolio Manager

8520-NLD-12/5/2018

Dear Shareholder,

For the 12-month period ending 10/31/2018, the Balter Invenomic Fund Institutional Class returned +9.63% compared to +6.60% for the Russell 3000 Index and -0.29% for the Morningstar Long/Short Equity Category Average. The long portfolio contributed +14.8% on a gross basis during the period and the short portfolio detracted -2.3%, both producing positive alpha. Long exposure averaged 95.1% and the short portfolio exposure averaged -72.4%, resulting in average net exposure of 22.7% and average gross exposure of 167.5%.

From a sector perspective, Communications Services was the biggest contributor during the period, adding 465 basis points followed by Information Technology at 457 basis points. The two sectors that detracted the most from performance were Materials and Industrials, losing 92 and 87 basis points respectively. As of 10/31/2018, the fund had 142 positions in the long portfolio and 164 positions in the short portfolio. Long exposure was 96.7% and short exposure was -64.3%, resulting in net exposure of 32.4% and gross exposure of 161.0%.

The recent fiscal year represented a bit of a departure from what we have seen since the Global Financial Crisis. Prior to this year, with the strong support of central banks, the market was on a relatively steady upward trajectory with minimal volatility. As central banks have withdrawn that support, volatility has returned and we believe it is creating an appealing environment that suits our investment approach. The beginning of the year was characterized by a rally in value stocks, particularly beneficiaries of the Trump tax cuts. This rally proved to be short lived however, as the reality of rising rates, prospect of trade wars and the potential slowing in the economy led to a return of volatility. Value stocks again underperformed substantially as market leadership was driven by small caps and growth stocks that were perceived to be unaffected by these concerns. Again, that rally proved to be short lived as towards the end of the fiscal year these growth stocks and small caps were aggressively sold and value and large caps returned to market leadership.

The fund benefits from the increased market volatility and shifts in leadership because our combined quantitative and fundamental approach allows us to position our portfolio to potentially take advantage of the opportunities that increased volatility is providing. We believe these trends will continue and are looking forward to fiscal year 2019.

Sincerely,

Brad Balter, CFA	Jay Warner, CFA	Ben Deschaine, CAIA

CEO, Portfolio Manager	Portfolio Manager	CIO, Portfolio Manager

8520-NLD-12/5/2018

Dear Shareholder,

For the 12-month period ending 10/31/2018, the Balter Small Cap L/S Equity Fund Institutional Class returned +6.82% compared to +1.85% for the Russell 2000 Index and -0.29% for the Morningstar Long/Short Equity Category Average. The long portfolio contributed +9.7% on a gross basis during the period and the short portfolio detracted -1.0%, with both producing positive alpha. Long portfolio exposure averaged 75.1% and the short portfolio exposure averaged -26.6%, resulting in average net exposure of 48.5% and average gross exposure of 101.7%.

From a sector perspective, Healthcare was the biggest contributor during the period, adding 717 basis points followed by Information Technology at 280 basis points. The two sectors that detracted the most from performance were Consumer Discretionary and Consumer Staples, losing 93 and 82 basis points respectively. As of 10/31/2018, the fund had 191 positions in the long portfolio and 108 positions in the short portfolio. Long exposure was 64.8% and short exposure was -24.8% resulting in net exposure of 40.0% and gross exposure of 89.6%.

We are pleased with the fund’s performance during the period. The strategy outperformed both the Russell 2000 Index (while maintaining considerably lower market exposure) and the Morningstar Long/Short Equity Category Average. Over the 12-month period, small-cap growth outperformed small-cap value by 472 basis points. We aim to balance the portfolio between growth and value, so as not to have a bias in either direction. We recognize that growth and value factors work at different times which are nearly impossible to anticipate. We continue to believe that our focus on less efficient areas of the capital markets may give us a better chance to generate alpha than our peers who are overwhelmingly focused on large-cap equities. We believe the prolonged beta rally fueled by unprecedented support by the Federal Reserve has reached its end. As a result, we believe the environment going forward to be more favourable for active management than we have seen over the prior decade.

Sincerely,

Brad Balter, CFA	Jay Warner, CFA	Ben Deschaine, CAIA

CEO, Portfolio Manager	Portfolio Manager	CIO, Portfolio Manager

8520-NLD-12/5/2018

Balter European L/S Small Cap Fund

PORTFOLIO REVIEW (Unaudited)

October 31, 2018

The fund’s performance figures* for the periods ended October 31, 2018, compared to its benchmark:

		Annualized	Annualized	Annualized
	One Year	Five Year	Since Inception **	Since Inception ***
Balter European L/S Small Cap Fund Investor Class	(6.44)%	N/A	3.11%	N/A
Balter European L/S Small Cap Fund Institutional Class	(6.18)%	3.88%	N/A	8.62%
MSCI Europe Small Cap Index (a)	(8.98)%	4.99%	5.26%	3.18%

Comparison of the Change in Value of a $50,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total operating expenses as stated in the fee table to the Fund’s prospectus dated March 1, 2018 is 2.75% and 3.05% for the Institutional Class and Investor Class. For performance information current to the most recent month-end, please call 1-844-322-8112.

**	Inception date is December 30, 2015.

***	Inception date is October 31, 2007. Performance data for Institutional Class shares includes the Fund’s predecessor hedge fund.

(a)	The MSCI Europe Small Cap Index captures small cap representation across the 15 Developed Markets countries in Europe. With 918 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in the European equity universe. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Holdings By Industry/Asset Type (1)	% of Net Assets
Auto Parts & Equipments	7.1%
Diversified Financial Services	6.9%
Transportation	6.6%
Telecommunications	6.5%
Building Materials	5.8%
Semiconductors	4.8%
Computers	4.6%
Leisure Time	4.3%
Retail	3.9%
Money Market	9.6%
Other Assets Less Liabilities	39.9%
100.0%

(1)	Does not include securities sold short and derivatives in which the fund invests.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Balter Invenomic Fund

PORTFOLIO REVIEW (Unaudited)

October 31, 2018

The fund’s performance figures* for the periods ended October 31, 2018, compared to its benchmark:

		Annualized
	One Year	Since Inception **
Balter Invenomic Fund Investor Class	9.25%	8.32%
Balter Invenomic Fund Institutional Class	9.63%	8.68%
Russell 3000 Total Return Index (a)	6.60%	9.14%

Comparison of the Change in Value of a $50,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total operating expenses as stated in the fee table to the Fund’s prospectus dated March 1, 2018 and amended March 16, 2018 are 3.09% and 3.39% for the Institutional Class and Investor Class, respectively. For performance information current to the most recent month-end, please call 1-844-322-8112.

**	Inception date is June 19, 2017

(a)	The Russell 3000 Total Return Index is a market capitalization weighted equity index maintained by the FTSE Russell that provides exposure to the entire U.S. stock market. The index tracks the performance of the 3,000 largest U.S.-traded stocks which represent about 98% of all U.S incorporated equity securities. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Holdings By Industry/Asset Type (1)	% of Net Assets
Telecommunications	7.3%
Commercial Services	6.5%
Computers	6.3%
Software	6.2%
Electronics	5.6%
Pharmaceuticals	5.0%
Media	4.9%
Retail	4.7%
Packaging & Containers	4.1%
Money Market Fund	9.6%
Other Assets Less Liabilities	39.8%
100.0%

(1)	Does not include securities sold short and derivatives in which the fund invests.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Balter L/S Small Cap Equity Fund

PORTFOLIO REVIEW (Unaudited)

October 31, 2018

The fund’s performance figures* for the periods ended October 31, 2018, compared to its benchmarks:

		Annualized	Annualized
	One Year	Since Inception **	Since Inception ***
Balter L/S Small Cap Equity Fund Investor Class	N/A	8.23%	N/A
Balter L/S Small Cap Equity Fund Institutional Class	6.82%	N/A	5.73%
Russell 2000 Total Return Index (a)	1.85%	3.98%	10.49%
HFRX Equity Hedge Index (b)	(2.99)%	(2.39)%	3.79%

Comparison of the Change in Value of a $50,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total operating expenses as stated in the fee table to the Fund’s prospectus dated March 1, 2018 are 2.60% and 2.95% for the Institutional Class and Investor Class, respectively. For performance information current to the most recent month-end, please call 1-844-322-8112.

**	Inception date is November 14, 2017.

***	Inception date is December 31, 2013.

(a)	The Russell 2000 Total Return Index is an unmanaged market capitalization-weighted index which measures the performance of the small-cap sector of the U.S. stock market. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(b)	The HFRX Equity Hedge Index seeks to replicate equity hedge strategies that maintain positions, both long and short, primarily equity and equity derivative securities. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Holdings By Industry/Asset Type (1)	% of Net Assets
Software	6.0%
Transportation	4.6%
Healthcare-Products	4.2%
Retail	4.1%
Healthcare-Services	3.9%
Commercial Services	3.5%
Media	3.3%
Miscellaneous Manufacturing	3.1%
Telecommunications	3.0%
Money Market Fund	32.4%
Other Assets Less Liabilities	31.9%
100.0%

(1)	Does not include securities sold short and derivatives in which the fund invests.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Balter European L/S Small Cap Fund

PORTFOLIO OF INVESTMENTS

October 31, 2018

Shares		Fair Value
	COMMON STOCK - 86.2%
	ADVERTISING - 2.3%
61,436	JCDecaux SA	$2,022,870

	AEROSPACE/DEFENSE - 0.7%
48,712	Avio SPA	633,618

	AUTO PARTS & EQUIPMENT - 7.1%
84,043	CIE Automotive SA *	2,228,265
317,746	Gestamp Automocion SA	2,016,125
28,576	KTMI Industries AG	1,954,497
		6,198,887
	BEVERAGES - 2.3%
16,934	Remy Cointreau SA	2,012,725

	BUILDING MATERIALS - 5.8%
30,193	Imerys SA ^	1,864,456
46,980	Rhi Magnesita NV	2,273,889
178,964	Victoria PLC *	868,951
		5,007,296
	COMMERCIAL SERVICES - 2.2%
110,495	Keywords Studios PLC ^	1,934,236

	COMPUTERS - 4.6%
53,462	Solutions 30 SE * ^	2,329,115
9,916	Teleperformance ^	1,635,864
		3,964,979
	DISTRIBUTION/WHOLESALE - 1.0%
173,043	Fourlis Holdings SA *	848,968

	DIVERSIFIED FINANCIAL SERVICES - 6.9%
112,044	Burford Capital Ltd. ^	2,373,665
88,432	Fila SpA ^	1,575,112
118,473	Plus500 Ltd.	2,049,672
		5,998,449
	ELECTRICAL COMPONENT & EQUIPMENT - 0.0%
1,161	Garo AB	18,190

	ENGINEERING & CONSTRUCTION - 2.2%
22,110	Acciona SA ^	1,868,360

	ENTERTAINMENT - 0.5%
10,022	Pantaflix AG *	422,422

	FOOD - 2.1%
30,286	Takeaway.com NV * ^	1,784,410

	HEALTHCARE - SERVICES - 2.0%
33,260	LNA Sante SA	1,761,786

	INSURANCE - 2.2%
256,746	Lancashire Holdings Ltd.	1,940,460

	INTERNET - 1.1%
37,500	Westwing Group AG*	977,256

	INVESTMENT COMPANIES - 0.3%
220,000	Stirling Industries PLC *	236,128

	LEISURE TIME - 4.3%
327,545	Dometic Group AB	2,293,607
372,381	Gym Group PLC	1,408,398
		3,702,005
	MACHINERY - CONSTRUCTION & MINING - 0.0%
41	Duro Felguera SA *	1

	MEDIA - 0.7%
252,361	Altice NV *	602,471

	METAL FABICATE/HARDWARE - 2.7%
492,772	Vallourec SA * ^	2,341,102

	MINING - 2.3%
295,465	KAZ Minerals PLC	1,958,630

	OIL & GAS - 3.9%
217,238	Northern Drilling Ltd. * ^	1,845,436
73,843	Seadrill Ltd. *	1,528,704
		3,374,140
	PACKAGING & CONTAINERS - 2.0%
200,497	Metsa Board OYJ	1,757,185

	PRIVATE EQUITY - 2.5%
23,594	MBB SE ^	2,173,409

	RETAIL - 3.9%
246,635	Applegreen PLC	1,670,232
669,296	City Pub Group PLC *	1,714,663
		3,384,895
	SEMICONDUCTORS - 4.8%
1,754,701	IQE PLC *	2,029,074
29,564	SOITEC *	2,118,718
		4,147,792

See accompanying notes to financial statements.

Balter European L/S Small Cap Fund

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2018

Shares		Fair Value
	COMMON STOCK (Continued) - 86.2%
	SOFTWARE - 1.0%
174,203	Wandisco PLC *	$890,352

	TELECOMMUNICATIONS - 6.5%
83,238	Accesso Technology Group PLC *	2,159,056
184,807	Hellenic Telecommunications Organization SA * ^	2,062,548
118,760	ICE Group AS * #	1,309,829
118,760	Net1 International Holdings AS * #	145,537
		5,676,970
	TEXTILE - 1.7%
124,595	Space3 SpA	1,447,018

	TRANSPORTATION - 6.6%
53,677	Construcciones y Auxiliar de Ferrocarriles SA ^	2,019,183
238,693	Golden Ocean Group Ltd.	1,796,243
110,597	Goodbulk Ltd. * #	1,888,253
		5,703,679

	TOTAL COMMON STOCK (Cost - $82,801,183)	74,790,689

	SHORT-TERM INVESTMENT - 9.6%
	MONEY MARKET FUND - 9.6%
8,318,293	Fidelity Institutional Money Market Funds - Government Portfolio, Institutional Class, 2.06% **	8,318,293
	TOTAL SHORT-TERM INVESTMENT (Cost - $8,318,293)

	TOTAL INVESTMENTS - 95.8% (Cost - $91,119,476)	$83,108,982
	SECURITIES SOLD SHORT - (27.0)% (Proceeds - $25,871,261)	(23,451,233)
	OTHER ASSETS LESS LIABILITIES - 31.2%	27,068,498
	NET ASSETS - 100.0%	$86,726,247

	SECURITIES SOLD SHORT - (27.0)%
	CHEMICALS - (1.3)%
24,284	Fuchs Petrolub SE	$1,126,464

	COMMERCIAL SERVICES - (2.8)%
497,097	BCA Marketplace PLC ^	1,279,860
427,260	Equiniti Group PLC	1,176,483
		2,456,343
	COMPUTERS- (1.0)%
85,227	Indra Sistemas SA *	843,509

	DISTRIBUTION/WHOLESALE- (1.4)%
212,549	Headlam Group PLC *	1,223,489

	DIVERSIFIED FINANCIAL SERVICES - (4.3)%
16,415	Avanza Bank Holding AB	878,968
12,887	Grenke AG	1,238,218
33,426	Leonteq AG *	1,580,416
		3,697,602
	ELECTRONICS - (1.3)%
58,191	NKT A/S *	1,095,826

	ENEGRY ALTERNATE SOURCES - (1.5)%
21,468	Landis+Gyr Group AG	1,304,001

	ENTERTAINMENT - (1.1)%
244,457	Cineworld Group PLC	920,199

	FOOD - (1.8)%
42,970	ICA Gruppen AB	1,522,805

	INTERNET - (2.9)%
136,681	Just Eat PLC *	1,061,139
8,716	Zooplus AG *	1,443,823
		2,504,962
	LEISURE TIME - (1.0)%
342,298	Hollywood Bowl Group PLC	883,491

	MEDIA - (1.5)%
116,129	Pearson PLC	1,333,378

	OIL & GAS SERVICES - (1.5)%
181,611	Petrofac Ltd.	1,341,734

	RETAIL - (0.0)%
3,656	Beter Bed Holding NV ^	19,967

	TELECOMMUNICATIONS - (2.7)%
951,290	TalkTalk Telecom Group PLC	1,458,614
7,421	u-blox Holding AG	931,037
		2,389,651
	TRANSPORTATION - (0.9)%
290,831	Stobart Group Ltd.	787,812

	TOTAL SECURITIES SOLD SHORT (Proceeds - $25,871,261)	23,451,233

PLC - Public Limited Company

*	Non-income producing security.

^	All or a portion of these securities are held as collateral for securities sold short.

#	Fair valued security, the value of this security has been determined in good faith under the policies of the Board of Trustees.

**	Money market fund; interest rate reflects effective yield on October 31, 2018.

See accompanying notes to financial statements.

Balter European L/S Small Cap Fund

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2018

Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Unrealized Appreciation/(Depreciation)
To Buy:
Danish Krone	11/15/2018	Goldman Sachs	8,226,405	$1,250,912	$(30,732)
Euro	11/15/2018	Goldman Sachs	2,273,156	2,578,677	(8,752)
Swedish Krona	11/15/2018	Goldman Sachs	3,908,266	428,143	(12,085)
Swiss Franc	11/15/2018	Goldman Sachs	2,170,135	2,160,326	(25,616)
				$6,418,058	$(77,185)
To Sell:
British Pound	11/15/2018	Goldman Sachs	5,865,315	$7,499,376	$256,718
British Pound	11/15/2018	Goldman Sachs	1,446,162	1,849,059	31,548
Euro	11/15/2018	Goldman Sachs	23,991,767	27,216,353	618,102
Euro	11/15/2018	Goldman Sachs	5,228,643	5,931,393	70,205
Norwegian Krone	11/15/2018	Goldman Sachs	58,786,773	6,998,676	230,807
Swiss Franc	11/15/2018	Goldman Sachs	507,324	505,031	8,990
				$49,999,888	$1,216,370

See accompanying notes to financial statements.

Balter Invenomic Fund

PORTFOLIO OF INVESTMENTS

October 31, 2018

Shares		Fair Value
	COMMON STOCK - 95.2%
	ADVERTISING - 0.4%
4,406	Affinion Group Holdings, Inc. *	$52,872
3,803	Omnicom Group, Inc. +	282,639
2,508	WPP PLC - ADR	141,476
		476,987
	AIRLINES - 0.5%
4,911	Copa Holdings SA	355,704

	APPAREL - 0.6%
4,620	Skechers U.S.A., Inc. * #	131,993
7,154	Superior Group of Cos., Inc.	124,408
9,211	Unifi, Inc. *	210,840
		467,241
	AUTO PARTS & EQUIPMENT - 1.7%
5,204	Cooper Tire & Rubber Co. # +	160,752
10,127	Horizon Global Corp. *	56,813
6,461	Lear Corp. +	858,667
6,163	Tenneco, Inc. +	212,192
		1,288,424
	BANKS - 2.6%
4,609	Goldman Sachs Group, Inc. +	1,038,730
13,713	State Street Corp. +	942,769
		1,981,499
	BIOTECHNOLOGY - 0.4%
6,952	AMAG Pharmaceuticals, Inc. * +	149,468
2,487	Celgene Corp. * +	178,069
		327,537
	BUILDING MATERIALS - 0.3%
5,787	Owens Corning +	273,552

	CASINOS & GAMING - 0.4%
16,732	The Stars Group, Inc. +	347,524

	CHEMICALS - 3.1%
21,560	Eastman Chemical Co. +	1,689,226
17,127	HB Fuller Co.	761,466
		2,450,692
	COMMERCIAL SERVICES - 6.5%
28,644	AstroNova, Inc. +	553,402
47,278	Atento SA	290,287
21,102	CAI International, Inc. * +	525,651
6,978	Carriage Services, Inc.	133,001
6,863	Collectors Universe, Inc.	98,827
59,154	CPI Card Group, Inc. *	173,913
9,987	Deluxe Corp. +	471,486
12,704	EVERTEC, Inc. +	331,320
34,553	Kelly Services, Inc. +	811,650
7,495	Nielsen Holdings PLC	194,720
16,528	RR Donnelley & Sons Co. +	97,019
8,567	ServiceMaster Global Holdings, Inc. * +	367,353
32,567	TrueBlue, Inc. * +	759,788
2,159	United Rentals, Inc. * +	259,231
		5,067,648
	COMPUTERS - 6.3%
20,033	Agilysys, Inc. * +	325,937
17,463	Cognizant Technology Solutions Corp. +	1,205,471
8,293	Luxoft Holding, Inc. *	341,920
17,273	Mitek Systems, Inc. * #	158,393
44,437	NCR Corp. * +	1,193,133
51,523	Presidio, Inc. # +	690,408
3,963	Teradata Corp. * +	144,253
19,840	Western Digital Corp. +	854,509
		4,914,024
	DISTRIBUTION/WHOLESALE - 3.5%
86,896	Houston Wire & Cable Co. * +	543,100
54,129	LKQ Corp. * +	1,476,098
13,756	WESCO International, Inc. * +	690,276
		2,709,474
	DIVERSIFIED FINANCIAL SERVICES - 3.5%
10,814	GoldMoney, Inc. *	19,434
17,769	Raymond James Financial, Inc. +	1,362,705
71,890	Waddell & Reed Financial, Inc. # +	1,370,942
		2,753,081
	ELECTRICAL COMPONENTS & EQUIPMENT - 1.3%
18,034	Belden, Inc. +	974,738

	ELECTRONICS - 5.6%
14,196	Comtech Telecommunications Corp. +	396,352
26,018	Digital Ally, Inc. *	72,330
102,159	Flex Ltd. *	802,970
43,877	Sanmina Corp. * #	1,110,088
3,962	TE Connectivity Ltd. +	298,814
18,392	Tech Data Corp. * +	1,299,579
1,952	Waters Corp. * +	370,275
		4,350,408
	ENGINEERING & CONSTRUCTION - 0.9%
13,091	AECOM +	381,472
3,046	Frontdoor, Inc. # +	103,716
7,376	VSE Corp.	231,311
		716,499
	ENTERTAINMENT - 1.7%
21,342	SeaWorld Entertainment, Inc. * # +	557,453
51,580	Speedway Motorsports, Inc. +	801,037
		1,358,490

See accompanying notes to financial statements.

Balter Invenomic Fund

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2018

Shares		Fair Value
	COMMON STOCK (Continued) - 95.2%
	ENVIRONMENTAL CONTROL - 0.7%
35,909	Covanta Holding Corp. +	$527,503

	FOOD - 2.8%
8,822	Alcanna, Inc.	63,146
6,529	Campbell Soup Co. #	244,250
12,721	Fresh Del Monte Produce, Inc. #	420,175
53,972	Nomad Foods Ltd. * +	1,030,865
15,101	US Foods Holding Corp. * +	440,496
		2,198,932
	FOREST PRODUCTS & PAPER - 1.4%
23,686	International Paper Co. +	1,074,397

	HEALTHCARE-PRODUCTS - 0.2%
31,234	Sensus Healthcare, Inc. * #	186,623

	HEALTHCARE-SERVICES - 2.1%
13,295	Civitas Solutions, Inc. * +	192,246
10,323	HCA Healthcare, Inc. +	1,378,430
		1,570,676
	HOME FURNISHINGS- 0.5%
3,450	Whirlpool Corp. +	378,672

	INSURANCE - 0.4%
3,684	Prudential Financial, Inc. +	345,486

	INTERNET - 3.8%
20,521	Despegar.com Corp. *	329,772
41,083	eBay, Inc. * +	1,192,639
13,161	eGain Corp. *	98,313
370,127	Groupon, Inc. * #	1,210,315
58,512	Social Reality, Inc. * #	152,716
		2,983,755
	INVESTMENT COMPANIES - 0.8%
54,647	Medallion Financial Corp. *	371,600
14,037	Steel Partners Holdings LP *	224,943
		596,543
	IRON & STEEL - 0.9%
8,805	Reliance Steel & Aluminum Co. # +	694,891

	MACHINERY-CONSTRUCTION & MINING - 1.1%
21,891	Astec Industries, Inc.	823,321

	MACHINERY - DIVERSIFIED - 1.0%
19,473	Hurco Cos., Inc.	793,330

	MEDIA - 4.9%
47,636	Comcast Corp. +	1,816,837
59,352	Discovery, Inc. * +	1,739,607
24,877	WideOpenWest, Inc. * +	242,302
		3,798,746
	METAL FABRICATE/HARDWARE - 1.7%
33,791	Timken Co.	1,336,434

	MISCELLANEOUS MANUFACTURING - 0.5%
20,038	Core Molding Technologies, Inc.	136,459
17,014	GP Strategies Corp. * +	248,575
		385,034
	PACKAGING & CONTAINERS - 4.1%
26,375	Ardagh Group SA	347,623
21,263	Crown Holdings, Inc. * +	899,212
149,369	Graphic Packaging Holding Co. +	1,644,553
23,624	Intertape Polymer Group, Inc.	312,073
		3,203,461
	PHARMACEUTICALS - 5.0%
6,145	Cardinal Health, Inc. +	310,937
16,503	CVS Health Corp. +	1,194,652
11,103	McKesson Corp. +	1,385,210
32,981	Mylan NV *	1,030,656
		3,921,455
	REITS - 1.0%
28,067	Industrial Logistics Properties Trust * # +	605,967
11,224	Outfront Media, Inc. # +	198,889
		804,856
	RETAIL - 4.7%
16,090	Ascena Retail Group, Inc. * +	61,947
19,656	Beacon Roofing Supply, Inc. * # +	548,599
60,969	Francesca’s Holdings Corp. *	185,346
49,096	Gap, Inc. +	1,340,321
2,249	Group 1 Automotive, Inc. +	129,857
67,985	Michaels Cos., Inc. * # +	1,077,562
112,173	Tuesday Morning Corp. * #	342,128
		3,685,760
	SEMICONDUCTORS - 2.5%
4,572	Intel Corp. +	214,335
603	Lam Research Corp. #	85,463
14,288	Micron Technology, Inc. +	538,943
6,091	NXP Semiconductors NV	456,764
92,708	O2Micro International Ltd. - ADR *	150,187
9,353	ON Semiconductor Corp. *	159,001
28,054	Xperi Corp. +	364,702
		1,969,395

See accompanying notes to financial statements.

Balter Invenomic Fund

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2018

Shares		Fair Value
	COMMON STOCK (Continued) - 95.2%
	SOFTWARE - 6.2%
5,884	CSG Systems International, Inc. +	$206,528
14,032	Donnelley Financial Solutions, Inc. * +	218,198
238,778	HyreCar, Inc*	491,883
3,175	j2 Global, Inc. +	231,267
15,549	Microsoft Corp. +	1,660,789
8,445	MicroStrategy, Inc. * +	1,063,817
19,568	Oracle Corp. # +	955,701
		4,828,183
	SPECIALTY PHARMACEUTICALS - 1.3%
42,838	Bausch Health Companies, Inc. * +	980,133

	TELECOMMUNICATIONS - 7.3%
44,920	Aerohive Networks, Inc. * +	172,044
11,277	AT&T, Inc.	345,978
21,605	Cisco Systems, Inc. # +	988,429
22,243	Finisar Corp. * +	371,236
57,843	Iridium Communications, Inc. * # +	1,145,870
8,748	Liberty Latin America Ltd. * +	157,551
2,927	LogMeIn, Inc. #	252,073
55,552	TESSCO Technologies, Inc.	671,346
24,345	Verizon Communications, Inc. # +	1,389,856
6,276	Zayo Group Holdings, Inc. * +	187,527
		5,681,910
	TRANSPORTATION - 0.9%
13,220	Atlas Air Worldwide Holdings, Inc. * +	682,416

	TRUCKING & LEASING - 0.1%
7,416	Fly Leasing Ltd.	97,520

	TOTAL COMMON STOCK (Cost - $76,577,812)	74,362,954

	EXCHANGE TRADED FUND - 0.4%
	EQUITY - 0.4%
9,939	VanEck Vectors Junior Gold Miners ETF	271,533
	TOTAL EXCHANGE TRADED FUND (Cost - $291,051)

Contracts		Counterparty	Notional	Expiration Date	Exercise Price	Fair Value
	OPTIONS PURCHASED - 0.9%
	CALL OPTIONS PURCHASED - 0.2% **
50	Bausch Health Companies, Inc.	Goldman Sachs	$50,000	1/17/2020	$10.00	70,000
43	Campbell Soup Co.	Goldman Sachs	215,000	1/18/2019	$50.00	645
403	VanEck Vectors Junior Gold Miners ETF	Goldman Sachs	1,249,300	2/15/2019	$31.00	22,366
1434	Groupon, Inc. +	Goldman Sachs	645,300	1/18/2019	$4.50	12,906
13	United Parcel Service, Inc.	Goldman Sachs	136,500	1/17/2020	$105.00	15,340
	TOTAL OPTIONS PURCHASED (Cost - $157,754)					121,257

	PUT OPTIONS PURCHASED - 0.7% **
152	Cincinnati Financial Corp.	Goldman Sachs	$1,216,000	3/15/2019	$80.00	66,880
134	iShares Russell 3000 ETF	Goldman Sachs	2,291,400	11/16/2018	$171.00	142,710
330	iShares Russell 3000 ETF	Goldman Sachs	5,676,000	11/16/2018	$172.00	384,450
	TOTAL PUT OPTIONS PURCHASED (Cost - $180,503)					594,040

	TOTAL OPTIONS PURCHASED (Cost - $338,257)					715,297

Shares						Fair Value
	SHORT-TERM INVESTMENTS - 14.7%
	COLLATERAL FOR SECURITIES LOANED - 5.1%
4,021,800	Mount Vernon Liquid Assets Portfolio, LLC, 2.39% ^ (a)					4,021,800
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $4,021,800)

	MONEY MARKET FUND - 9.6%
3,750,326	Fidelity Institutional Money Market Funds - Government Portfolio, Institutional Class, 2.06% ^					3,750,326
3,750,326	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.29% ^					3,750,326
	TOTAL MONEY MARKET FUNDS (Cost - $7,500,652)					7,500,652

	TOTAL SHORT-TERM INVESTMENT (Cost - $11,522,452)					11,522,452

	WARRANT - 0.1%			Expiration Date	Exercise Price
60,251	New Frontier Corp. *			7/26/2023	$11.50	62,359
	TOTAL WARRANT (Cost - $69,289)

	TOTAL INVESTMENTS - 111.3% (Cost - $88,798,861)					$86,934,595
	SECURITIES SOLD SHORT - (64.2)% (Proceeds - $51,813,052)					(50,153,021)
	OTHER ASSETS LESS LIABILITIES - 52.9%					41,298,968
	NET ASSETS - 100.0%					$78,080,542

See accompanying notes to financial statements.

Balter Invenomic Fund

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2018

Shares		Fair Value
	SECURITIES SOLD SHORT - (64.2)%
	AEROSPACE/DEFENSE - (1.2)%
1,625	Aerovironment, Inc. *	$146,201
6,014	National Presto Industries, Inc.	749,765
		895,966
	AGRICULTURE - (0.3)%
5,142	Cadiz, Inc. *	57,179
15,607	Vector Group Ltd.	211,007
		268,186
	APPAREL - (0.5)%
7,625	Canada Goose Holdings, Inc. *	416,096

	AUTO MANUFACTURERS - (0.6)%
1,411	Tesla, Inc. *	475,958

	AUTO PARTS & EQUIPMENT - (0.4)%
16,549	Motorcar Parts of America, Inc. *	350,508

	BANKS - (0.7)%
5,233	First Financial Bankshares, Inc.	308,695
4,179	Westamerica Bancorporation	243,259
		551,954
	BEVERAGES - (1.2)%
12,916	Farmer Brothers Co. *	311,405
9,249	MGP Ingredients, Inc.	658,251
		969,656
	BIOTECHNOLOGY - (3.5)%
19,274	Calyxt, Inc. *	232,059
13,596	Cambrex Corp. *	724,531
7,887	Emergent BioSolutions, Inc. *	482,605
8,553	Exact Sciences Corp. *	607,691
12,632	Intrexon Corp. *	146,026
4,852	Ionis Pharmaceuticals, Inc. *	240,416
14,972	NeoGenomics, Inc. *	276,084
2,182	Omeros Corp. *	33,319
		2,742,731
	BUILDING MATERIALS - (1.1)%
3,995	Masonite International Corp. *	221,283
9,846	Norbord, Inc.	250,384
3,221	Patrick Industries, Inc. *	140,146
2,870	PGT Innovations, Inc. *	58,146
3,226	Trex Co., Inc. *	197,754
		867,713
	CHEMICALS - (0.4)%
26,439	AgroFresh Solutions, Inc. *	150,967
797	Quaker Chemical Corp.	143,380
		294,347
	COMMERCIAL SERVICES - (3.7)%
6,967	2U, Inc. *	438,294
3,305	Brink’s Co.	219,188
9,117	Ennis, Inc.	176,505
10,781	Franklin Covey Co. *	240,847
1,936	HealthEquity, Inc. *	177,725
4,194	HMS Holdings Corp. *	120,871
1,854	MarketAxess Holdings, Inc.	388,728
1,779	Medifast, Inc.	376,579
8,054	Personal Holdings Co. Ltd.	153,294
2,307	Square, Inc. *	169,449
9,720	TriNet Group, Inc. *	456,743
		2,918,223
	COMPUTERS - (2.0)%
1,825	Apple, Inc.	399,420
4,502	Mercury Systems, Inc. *	210,964
5,436	Pure Storage, Inc. *	109,698
10,269	Unisys Corp. *	189,052
18,955	Vocera Communications, Inc. *	657,928
		1,567,062
	COSMETICS/PERSONAL CARE - (0.1)%
5,776	elf Beauty, Inc. *	61,283

	DISTRIBUTION/WHOLESALE - (1.4)%
11,206	SiteOne Landscape Supply, Inc. *	762,456
1,162	WW Grainger, Inc.	329,973
		1,092,429
	DIVERSIFIED FINANCIAL SERVICES - (0.6)%
12,917	Greenhill & Co., Inc.	284,820
4,239	Hamilton Lane, Inc.	162,693
		447,513
	ELECTRICAL COMPONENTS & EQUIPMENT - (0.7)%
7,395	Energizer Holdings, Inc.	434,604
1,872	Novanta, Inc. *	108,969
		543,573
	ELECTRONICS - (2.0)%
5,406	Kemet Corp. *	117,743
3,359	Mesa Laboratories, Inc.	613,656
20,556	ShotSpotter, Inc. *	795,106
		1,526,505

See accompanying notes to financial statements.

Balter Invenomic Fund

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2018

Shares		Fair Value
	SECURITIES SOLD SHORT (Continued) - (64.2)%
	ENERGY - ALTERNATE SOURCES - (0.3)%
5,741	SolarEdge Technologies, Inc. *	$222,349

	ENGINEERING & CONSTRUCTION - (0.3)%
4,188	Comfort Systems USA, Inc.	223,974

	ENTERTAINMENT - (0.7)%
2,104	Vail Resorts, Inc.	528,777

	ENVIRONMENTAL CONTROL - (0.1)%
3,262	Casella Waste Systems, Inc. *	106,211

	FOOD - (2.1)%
3,451	Lancaster Colony Corp.	591,432
3,327	Post Holdings, Inc. *	294,173
56,611	SunOpta, Inc. *	420,054
10,218	Tootsie Roll Industries, Inc.	322,582
		1,628,241
	HEALTHCARE PRODUCTS - (4.7)%
18,164	Accelerate Diagnostics, Inc. *	271,370
1,098	Align Technology, Inc. *	242,878
358	Atrion Corp.	244,221
4,326	CONMED Corp.	291,702
4,762	CryoLife, Inc. *	147,527
625	ICU Medical, Inc. *	159,206
1,065	Inogen, Inc. *	201,892
358	Intuitive Surgical, Inc. *	186,582
4,864	Invacare Corp.	62,843
3,378	iRhythm Technologies, Inc. *	260,984
7,225	NuVasive, Inc. *	405,828
1,855	Penumbra, Inc. *	252,280
3,680	Quidel Corp. *	236,845
9,198	Sientra, Inc. *	189,387
4,407	Tactile Systems Technology, Inc. *	288,570
23,275	ViewRay, Inc. *	201,329
		3,643,444
	HEALTHCARE SERVICES - (2.5)%
6,681	Amedisys, Inc. *	734,910
861	Chemed Corp.	262,028
7,375	Medpace Holdings, Inc. *	384,238
5,238	US Physical Therapy, Inc.	563,190
		1,944,366
	HOME BUILDERS - (0.4)%
610	Cavco Industries, Inc. *	122,372
2,696	LCI Industries	186,968
		309,340
	HOME FURNISHINGS - (1.5)%
26,910	Sleep Number Corp. *	978,717
3,702	Tempur Sealy International, Inc.	171,069
		1,149,786
	HOUSEHOLD PRODUCTS/WARES - (0.3)%
9,864	Rosetta Stone, Inc.	205,073

	INSURANCE - (2.1)%
12,433	Cincinnati Financial Corp.	977,731
9,164	RLI Corp.	677,495
		1,655,226
	INTERNET - (7.3)%
12,050	ANGI Homeservices, Inc. *	230,637
9,651	Boingo Wireless, Inc. *	302,366
14,012	Cargurus, Inc. *	622,413
8,135	Eventbrite, Inc. *	230,221
13,724	FireEye, Inc. *	253,757
10,190	HealthStream, Inc.	268,099
9,040	LINE Corp. - ADR *	287,382
22,800	New Media Investment Group, Inc.	320,340
4,551	Q2 Holdings, Inc. *	242,250
2,763	Shopify, Inc. *	381,708
13,214	Snap, Inc. *	87,345
1,888	Spotify Technology SA *	282,615
10,480	Tucows, Inc. *	525,886
15,552	Twitter, Inc. *	540,432
13,437	Upwork, Inc. *	257,990
1,890	VeriSign, Inc. *	269,401
14,998	Zillow Group, Inc. *	603,819
		5,706,661
	LEISURE TIME - (2.3)%
10,138	Callaway Golf Co.	216,953
31,391	Dometic Group AB	219,813
44,939	Marine Products Corp.	915,407
2,850	Planet Fitness, Inc. *	139,907
17,598	Town Sports International Holdings, Inc. *	135,153
8,973	YETI Holdings, Inc. *	142,940
		1,770,173

See accompanying notes to financial statements.

Balter Invenomic Fund

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2018

Shares		Fair Value
	SECURITIES SOLD SHORT (Continued) - (64.2)%
	MACHINERY DIVERSIFIED - (0.2)%
2,201	Tennant Co.	$134,525

	MEDIA - (0.3)%
36,546	Sirius XM Holdings, Inc.	220,007

	METAL FABRICATE/HARDWARE - (0.3)%
3,561	Omega Flex, Inc.	215,441

	MINING - (0.5)%
7,568	Materion Corp.	430,089

	MISCELLANEOUS MANUFACTURING - (0.2)%
13,760	Loop Industries, Inc. *	127,418

	OIL & GAS SERVICES - (0.2)%
9,653	Matrix Service Co. *	196,245

	PHARMACEUTICALS - (1.6)%
1,738	DexCom, Inc. *	230,754
1,505	GW Pharmaceuticals PLC *	206,922
6,052	Heska Corp. *	606,531
12,525	MariMed, Inc. *	55,862
2,179	Neogen Corp. *	132,309
		1,232,378
	REAL ESTATE - (1.4)%
21,121	Redfin Corp. *	326,319
10,171	RMR Group, Inc.	771,776
		1,098,095
	REITS - (2.6)%
13,558	Acadia Realty Trust	377,455
11,829	Physicians Realty Trust	196,125
8,487	Rayonier, Inc.	256,307
13,148	Rexford Industrial Realty, Inc.	416,397
13,475	Terreno Realty Corp.	504,369
13,604	Urban Edge Properties	278,746
		2,029,399
	RETAIL - (5.5)%
2,727	At Home Group, Inc. *	74,556
21,041	Barnes & Noble, Inc.	133,189
7,942	BJ’s Wholesale Club Holdings, Inc. *	175,915
7,530	Carrols Restaurant Group, Inc. *	99,095
13,444	Carvana Co. *	520,955
19,385	Cato Corp.	373,743
25,299	Chuy’s Holdings, Inc. *	616,537
6,983	Dave & Buster’s Entertainment, Inc.	415,838
4,533	Duluth Holdings, Inc. *	139,299
21,149	Hennes & Mauritz AB	374,262
7,730	Shake Shack, Inc.	408,840
3,077	Shoe Carnival, Inc.	125,326
3,074	Signet Jewelers Ltd.	172,298
37,845	Tile Shop Holdings, Inc.	245,992
2,702	Urban Outfitters, Inc. *	106,621
24,775	Zoe’s Kitchen, Inc. *	315,138
		4,297,604
	SEMICONDUCTORS - (1.3)%
7,936	Cree, Inc. *	308,076
15,812	Nanometrics, Inc. *	506,933
1,027	NVIDIA Corp.	216,522
		1,031,531
	SOFTWARE - (3.9)%
16,441	ACI Worldwide, Inc. *	412,505
4,460	Alteryx, Inc. *	236,335
7,432	Appian Corp. *	191,077
3,040	Aspen Technology, Inc. *	258,066
5,338	Atlassian Corp. PLC *	405,207
18,737	Box, Inc. *	337,266
3,597	DocuSign, Inc. *	150,858
85,849	ImageWare Systems, Inc. *	78,123
11,282	MINDBODY, Inc. *	359,219
48,917	SVMK, Inc. *	523,901
2,795	Workiva, Inc. *	95,281
		3,047,838
	TELECOMMUNICATIONS - (0.6)%
13,954	CalAmp Corp. *	278,243
23,257	ORBCOMM, Inc. *	221,639
		499,882
	TOYS/GAMES/HOBBIES - (0.3)%
7,180	Spin Master Corp. *	256,091

	TRUCKING & LEASING - (0.2)%
1,951	GATX Corp.	146,188

	WATER - (0.1)%
3,435	York Water Co.	106,966

	SECURITIES SOLD SHORT (Proceeds - $51,813,052)	50,153,021

ADR - American Depositary Receipt

LP - Limited Partnership

PLC - Public Limited Company

*	Non-income producing security.

#	All or a portion of this security is on loan. The market value of loaned securities is $3,920,626

+	All or a portion of the security is held as collateral for written options and securities sold short.

**	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

^	Money market fund; interest rate reflects effective yield on October 31, 2018.

(a)	Security was purchased with cash received as collateral for securities on loan at October 31, 2018. Total collateral had a value of $4,021,800 at October 31, 2018.

See accompanying notes to financial statements.

Balter L/S Small Cap Equity Fund

PORTFOLIO OF INVESTMENTS

October 31, 2018

Shares		Fair Value
	COMMON STOCK - 65.1%
	AEROSPACE/DEFENSE - 0.3%
48,274	CPI Aerostructures, Inc. * ^	$328,263
15,498	Kratos Defense & Security Solutions, Inc. * ^	194,190
		522,453
	BANKS - 2.0%
44,920	CenterState Bank Corp.	1,104,134
52,714	Pinnacle Financial Partners, Inc.	2,756,942
		3,861,076
	BEVERAGES - 2.5%
233,501	Craft Brew Alliance, Inc. * ^	4,282,408
8,381	MGP Ingredients, Inc. ^	596,476
		4,878,884
	BIOTECHNOLOGY - 1.4%
118,496	HTG Molecular Diagnostics, Inc. ^	451,470
13,574	Myriad Genetics, Inc. * ^	611,237
60,680	Veracyte, Inc. * ^	901,098
59,246	Vericel Corp. * ^	660,593
		2,624,398
	BUILDING MATERIALS - 1.8%
24,017	Armstrong World Industries, Inc. * ^	1,483,050
1,006	Continental Building Products, Inc. * ^	27,977
123,496	NCI Building Systems, Inc. *	1,512,826
15,981	Summit Materials, Inc. * ^	215,742
7,648	Universal Forest Products, Inc. ^	216,209
		3,455,804
	CHEMICALS - 0.9%
106,826	Ferro Corp. * ^	1,809,632

	COMMERCIAL SERVICES - 3.5%
25,001	AMN Healthcare Services, Inc. * ^	1,265,551
6,936	ASGN, Inc. * ^	465,267
21,829	Cardtronics PLC * ^	592,876
69,950	CRA International, Inc. ^	2,948,392
137,114	Hudson Global, Inc. *	213,898
16,902	Weight Watchers International, Inc. * ^	1,117,222
		6,603,206
	COMPUTERS - 2.8%
33,176	Carbonite, Inc. * ^	1,134,951
29,089	Cray, Inc. * ^	660,029
4,111	Fortinet, Inc. * ^	337,842
16,433	Lumentum Holdings, Inc. * ^	898,063
13,489	PlayAGS, Inc. * ^	327,108
57,937	USA Technologies, Inc. * ^	336,035
8,195	Varonis Systems, Inc. *	500,469
14,394	Vocera Communications, Inc. * ^	499,616
11,736	WNS Holdings Ltd. * ^	589,030
		5,283,143
	DISTRIBUTION/WHOLESALE - 1.2%
82,548	LKQ Corp. *	2,251,084

	ELECTRONICS - 2.0%
104,624	GoPro, Inc. * ^	687,380
37,355	KEMET Corp. * ^	813,592
16,696	OSI Systems, Inc. * ^	1,154,695
2,679	Plexus Corp. * ^	156,454
18,062	Trimble, Inc. * ^	675,158
19,822	TTM Technologies, Inc. * ^	231,917
		3,719,196
	ENGINEERING & CONSTRUCTION - 1.3%
21,675	Argan, Inc. ^	954,134
36,912	MasTec, Inc. *	1,606,041
		2,560,175
	ENTERTAINMENT - 0.5%
15,019	Eldorado Resorts, Inc. * ^	548,193
8,442	SeaWorld Entertainment, Inc. *	220,505
4,214	Six Flags Entertainment Corp. ^	226,966
		995,664
	ENVIRONMENTAL CONTROL - 2.3%
53,208	Casella Waste Systems, Inc. *	1,732,452
39,475	Clean Harbors, Inc. *	2,685,879
		4,418,331
	FOOD - 0.2%
67,571	SunOpta, Inc. * ^	501,377

	HEALTHCARE - PRODUCTS - 4.2%
263	ABIOMED, Inc. *	89,736
28,622	Apollo Endosurgery, Inc. * ^	162,573
3,757	AxoGen, Inc. * ^	140,098
8,959	BioTelemetry, Inc. * ^	520,518
175,430	Bovie Medical Corp. * ^	924,516
27,459	CareDx, Inc. * ^	716,954
70,815	Cerus Corp. * ^	474,461
18,295	CryoLife, Inc. ^	566,779
88,247	Invacare Corp.	1,140,151
10,180	Merit Medical Systems, Inc. * ^	581,482
88,146	MiMedx Group, Inc. * ^	513,010
10,481	NuVasive, Inc. * ^	588,718
24,278	Sientra, Inc. * ^	499,884
7,382	STAAR Surgical Co. * ^	296,092
15,899	Tandem Diabetes Care, Inc. * ^	597,961
69,652	Valeritas Holdings, Inc. ^	82,189
		7,895,122

See accompanying notes to financial statements.

Balter L/S Small Cap Equity Fund

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2018

Shares		Fair Value
	COMMON STOCK (Continued) - 65.1%
	HEALTHCARE - SERVICES - 3.9%
760,973	R1 RCM, Inc. ^	$6,445,441
3,764	Teladoc Health, Inc. ^	260,996
9,552	Providence Service Corp.	631,292
		7,337,729
	HOLDING COMPANIES - DIVERSIFIED - 0.3%
51,284	International Money Express, Inc. * ^	620,024

	HOME BUILDERS - 0.9%
13,726	Skyline Corp. ^	327,091
20,268	Thor Industries, Inc.	1,411,464
		1,738,555
	HOME FURNISHINGS - 0.6%
28,943	Sleep Number Corp. * ^	1,052,657

	INSURANCE - 0.4%
8,624	First American Financial Corp.	382,302
15,618	Radian Group, Inc. ^	299,709
		682,011
	INTERNET - 2.9%
72,949	Actua Corp. #	46,687
10,693	Baozun, Inc. * ^	425,688
66,991	Boingo Wireless, Inc. * ^	2,098,828
34,060	eGain Corp. ^	254,428
12,310	EverQuote, Inc. ^	158,430
153,551	Limelight Networks, Inc. * ^	618,811
9,052	Perficient, Inc. * ^	226,481
1,294	Proofpoint, Inc. * ^	117,689
56,701	QuinStreet, Inc. ^	901,546
7,803	Twilio, Inc. * ^	586,942
		5,435,530
	MACHINERY - DIVERSIFIED - 0.2%
8,987	Flowserve Corp.	412,503
1,212	Tennant Co. ^	74,077
		486,580
	MEDIA - 3.3%
84,566	Nexstar Media Group, Inc. ^	6,333,148

	MISCELLANEOUS MANUFACTURING - 3.1%
788,101	DIRTT Environmental Solutions *	4,164,798
17,952	Federal Signal Corp. ^	394,764
45,376	Harsco Corp. * ^	1,246,479
		5,806,041
	OFFICE FURNISHINGS - 0.2%
21,600	Steelcase, Inc. ^	358,560

	OFFICE/BUSINESS EQUIPMENT - 0.4%
4,410	Zebra Technologies Corp. * ^	733,383

	OIL & GAS - 1.5%
11,618	Matador Resources Co. * ^	335,063
198,229	Northern Oil and Gas, Inc. * ^	582,793
111,913	Patterson-UTI Energy, Inc.	1,862,232
		2,780,088
	OIL & GAS SERVICES - 0.1%
24,591	Archrock, Inc. ^	252,304

	PACKAGING & CONTAINERS - 1.3%
225,657	Graphic Packaging Holding Co.	2,484,484

	PHARMACEUTICALS - 0.2%
118,392	BioScrip, Inc. * ^	317,290

	RETAIL - 4.1%
896	Advance Auto Parts, Inc. ^	143,145
79,179	Beacon Roofing Supply, Inc. * ^	2,209,886
26,992	Boot Barn Holdings, Inc. * ^	666,163
2,635	Burlington Stores, Inc. * ^	451,876
57,319	Express, Inc. * ^	504,980
8,130	GMS, Inc. * ^	133,657
48,251	Kirkland’s, Inc. * ^	487,818
8,740	MarineMax, Inc. * ^	198,922
4,632	Nu Skin Enterprises, Inc. ^	325,259
5,264	Shoe Carnival, Inc.	214,403
29,790	Tailored Brands, Inc. ^	625,888
166,773	Tile Shop Holdings, Inc. ^	1,084,024
22,594	Lovesac Co. * ^	430,190
3,468	Tractor Supply Co. ^	318,675
		7,794,886
	SEMICONDUCTORS - 1.0%
11,761	Brooks Automation, Inc. ^	364,944
17,461	CEVA, Inc. * ^	430,239
13,847	Integrated Device Technology, Inc. * ^	648,178
50,612	Lattice Semiconductor Corp. * ^	304,178
10,115	MaxLinear, Inc.* ^	196,332
		1,943,871

See accompanying notes to financial statements.

Balter L/S Small Cap Equity Fund

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2018

Shares		Fair Value
	COMMON STOCK (Continued) - 65.1%
	SOFTWARE - 6.0%
25,604	ACI Worldwide, Inc. * ^	$642,404
35,683	Brightcove, Inc. *	286,178
46,014	Digi International, Inc. * ^	533,762
10,010	DocuSign, Inc. * ^	419,819
11,515	Ebix, Inc. ^	659,925
30,532	Five9, Inc. * ^	1,201,740
59,630	Hortonworks, Inc. * ^	1,064,992
132,039	Inseego Corp. * ^	466,098
48,825	LivePerson, Inc. * ^	1,103,445
155,413	Nuance Communications, Inc. *	2,702,632
5,166	Omnicell, Inc. * ^	365,236
8,273	Pegasystems, Inc. ^	442,771
9,682	PROS Holdings, Inc. * ^	318,731
8,109	Radware Ltd. ^	188,210
32,827	Upland Software, Inc. * ^	1,035,364
		11,431,307
	STORAGE/WAREHOUSING - 0.2%
8,760	Mobile Mini, Inc. ^	360,211

	TELECOMMUNICATIONS - 3.0%
28,596	8x8, Inc. * ^	491,565
70,811	ORBCOMM, Inc. * ^	674,829
41,525	Plantronics, Inc.	2,448,729
107,458	Ribbon Communications, Inc. * ^	730,715
75,488	Sierra Wireless, Inc. *	1,356,519
		5,702,357
	TRANSPORTATION - 4.6%
36,879	Echo Global Logistics, Inc. * ^	948,159
21,802	Genesee & Wyoming, Inc. *	1,727,373
16,590	Hub Group, Inc. * ^	760,154
75,776	Knight-Swift Transportation Holdings, Inc. ^	2,424,832
46,727	Marten Transport Ltd.	899,962
14,355	Ryder System, Inc. ^	793,975
21,705	Werner Enterprises, Inc.	698,684
4,335	XPO Logistics, Inc. * ^	387,462
		8,640,601

	TOTAL COMMON STOCK (Cost - $106,392,019)	123,671,162

				Option
Contracts		Counterparty	Notional	Expiration Date	Exercise Price	Fair Value
	OPTIONS PURCHASED - 0.3% +
	CALL OPTIONS PURCHASED - 0.2%
79	8x8, Inc.	Goldman Sachs	$138,250	11/19/2018	$17.50	3,318
16	Advance Auto Parts, Inc.	Goldman Sachs	256,000	11/19/2018	$160.00	12,688
11	Advance Auto Parts, Inc.	Goldman Sachs	181,500	11/19/2018	$165.00	6,325
21	Advance Auto Parts, Inc.	Goldman Sachs	357,000	11/19/2018	$170.00	10,080
70	Alarm.com Holdings, Inc.	Goldman Sachs	332,500	11/19/2018	$47.50	10,850
39	Alarm.com Holdings, Inc.	Goldman Sachs	195,000	11/19/2018	$50.00	3,393
211	Archrock, Inc.	Goldman Sachs	211,000	11/19/2018	$10.00	18,990
53	Armstrong World Industries, Inc.	Goldman Sachs	318,000	11/19/2018	$60.00	16,430
53	Boot Barn Holdings, Inc.	Goldman Sachs	132,500	11/19/2018	$25.00	7,155
12	Cubic Corp.	Goldman Sachs	84,000	11/19/2018	$70.00	720
158	Express, Inc.	Goldman Sachs	142,200	11/19/2018	$9.00	6,004
26	Fortinet, Inc.	Goldman Sachs	208,000	11/19/2018	$80.00	14,560
52	Fortinet, Inc.	Goldman Sachs	442,000	11/19/2018	$85.00	16,120
106	GMS, Inc.	Goldman Sachs	212,000	11/19/2018	$20.00	2,915
2	GMS, Inc.	Goldman Sachs	3,500	12/24/2018	$17.50	360
174	GMS, Inc.	Goldman Sachs	348,000	12/24/2018	$20.00	17,400
80	Harsco Corp.	Goldman Sachs	200,000	11/19/2018	$25.00	21,040
53	KEMET Corp.	Goldman Sachs	90,100	11/19/2018	$17.00	29,150
53	KEMET Corp.	Goldman Sachs	95,400	11/19/2018	$18.00	20,140
53	Knowles Corp.	Goldman Sachs	79,500	11/19/2018	$15.00	7,288
27	MasTec, Inc.	Goldman Sachs	113,400	11/19/2018	$42.00	7,965
54	MasTec, Inc.	Goldman Sachs	243,000	11/19/2018	$45.00	9,450
16	Monolithic Power Systems, Inc.	Goldman Sachs	168,000	11/19/2018	$105.00	22,160
31	Monolithic Power Systems, Inc.	Goldman Sachs	372,000	11/19/2018	$120.00	10,075
27	Monolithic Power Systems, Inc.	Goldman Sachs	337,500	11/19/2018	$125.00	3,510
1	Nu Skin Enterprises, Inc.	Goldman Sachs	7,000	11/19/2018	$70.00	400
53	Nu Skin Enterprises, Inc.	Goldman Sachs	397,500	11/19/2018	$75.00	9,010
59	PACCAR, Inc.	Goldman Sachs	368,750	11/19/2018	$62.50	885
26	Pegasystems, Inc.	Goldman Sachs	143,000	11/19/2018	$55.00	5,720
53	Plexus Corp.	Goldman Sachs	291,500	11/19/2018	$55.00	21,465
105	PROS Holdings, Inc.	Goldman Sachs	367,500	11/19/2018	$35.00	8,663
53	Radian Group, Inc.	Goldman Sachs	95,400	11/19/2018	$18.00	7,420
26	Ryder System, Inc.	Goldman Sachs	162,500	11/19/2018	$62.50	455
53	Ryder System, Inc.	Goldman Sachs	344,500	11/19/2018	$65.00	1,590
26	Scientific Games Corp.	Goldman Sachs	57,200	11/19/2018	$22.00	6,500
22	Scientific Games Corp.	Goldman Sachs	50,600	11/19/2018	$23.00	5,170
80	Scientific Games Corp.	Goldman Sachs	192,000	11/19/2018	$24.00	13,040
54	Scientific Games Corp.	Goldman Sachs	167,400	1/22/2019	$31.00	7,020
27	Trimble, Inc.	Goldman Sachs	108,000	11/19/2018	$40.00	3,510
	TOTAL CALL OPTIONS PURCHASED (Cost - $365,450)					368,933

See accompanying notes to financial statements.

Balter L/S Small Cap Equity Fund

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2018

				Option
Shares		Counterparty	Notional	Expiration Date	Exercise Price	Fair Value
	PUT OPTIONS PURCHASED - 0.1%
3	Aaon, Inc.	Goldman Sachs	$10,500	11/16/2018	$35.00	$390
53	AVX Corp.	Goldman Sachs	79,500	11/16/2018	$15.00	663
85	AxoGen, Inc.	Goldman Sachs	297,500	11/16/2018	$35.00	8,500
53	CarMax, Inc.	Goldman Sachs	371,000	12/21/2018	$70.00	21,253
53	Echo Global Logistics, Inc.	Goldman Sachs	132,500	11/16/2018	$25.00	4,373
53	Hortonworks, Inc.	Goldman Sachs	119,250	11/16/2018	$22.50	25,705
69	Six Flags Entertainment Corp.	Goldman Sachs	448,500	11/16/2018	$65.00	76,935
3	Six Flags Entertainment Corp.	Goldman Sachs	20,250	11/16/2018	$67.50	4,125
53	Terex Corp.	Goldman Sachs	159,000	11/16/2018	$30.00	2,915
27	Watsco, Inc.	Goldman Sachs	445,500	11/16/2018	$165.00	44,685
	TOTAL PUT OPTIONS PURCHASED (Cost - $98,494)					189,543

	TOTAL OPTIONS PURCHASED (Cost - $463,944)					558,476
Shares
	RIGHTS - 0.0%
25,442	Nexstar Broadcasting Group CVR #					0
	TOTAL RIGHTS (Cost - $7,632)

	SHORT-TERM INVESTMENTS - 32.4%
	MONEY MARKET FUND - 32.4%
61,590,234	Fidelity Institutional Money Market Funds - Government Portfolio, Institutional Class, 2.06% **					61,590,234
	TOTAL SHORT-TERM INVESTMENTS (Cost - $61,590,234)

				Expiration Date	Exercise Price
	WARRANT - 0.0%
14,451	International Money Express, Inc.			1/20/2022	$11.50	41,185
	TOTAL WARRANT (Cost - $17,558)

	TOTAL INVESTMENTS - 97.8% (Cost - $168,471,387) (a)					185,861,057
	CALL OPTIONS WRITTEN - (0.0)% (Proceeds - $35,592)					(12,839)
	PUT OPTIONS WRITTEN - (0.0)% (Proceeds - $22,266)					(23,679)
	SECURITIES SOLD SHORT (25.4)% (Proceeds - $51,085,344)					(48,322,059)
	OTHER ASSETS LESS LIABILITIES - 27.6%					52,514,959
	NET ASSETS - 100.0%					$190,017,439

				Option
Contracts		Counterparty	Notional	Expiration Date	Exercise Price	Fair Value
	OPTIONS WRITTEN - (0.0)% +
	CALL OPTIONS WRITTEN - (0.0)%
141	8x8, Inc.	Goldman Sachs	$282,000	11/16/2018	$20.00	705
53	Boot Barn Holdings, Inc.	Goldman Sachs	159,000	11/16/2018	$30.00	318
26	Fortinet, Inc.	Goldman Sachs	234,000	11/16/2018	$90.00	3,796
54	Scientific Games Corp.	Goldman Sachs	221,400	1/18/2019	$41.00	1,890
35	Tandem Diabetes Care, Inc.	Goldman Sachs	157,500	11/16/2018	$45.00	5,950
36	USA Technologies, Inc.	Goldman Sachs	63,000	12/21/2018	$17.50	180
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $35,592)					12,839

	PUT OPTIONS WRITTEN - (0.0)%
162	Liberty Oilfield Services, Inc.	Goldman Sachs	$243,000	11/16/2018	$15.00	4,860
158	RPC, Inc.	Goldman Sachs	189,600	11/16/2018	$12.00	790
53	Semtech Corp.	Goldman Sachs	212,000	11/16/2018	$40.00	1,855
38	Six Flags Entertainment Corp.	Goldman Sachs	209,000	11/16/2018	$55.00	7,885
53	Thor Industries, Inc.	Goldman Sachs	318,000	11/16/2018	$60.00	2,544
122	Vishay Intertechnology, Inc.	Goldman Sachs	183,000	11/16/2018	$15.00	610
26	Watsco, Inc.	Goldman Sachs	377,000	11/16/2018	$145.00	5,135
	TOTAL PUT OPTIONS WRITTEN (Proceeds - $22,266)					23,679

	TOTAL OPTIONS WRITTEN (Proceeds - $57,858)					36,518

See accompanying notes to financial statements.

Balter L/S Small Cap Equity Fund

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2018

Shares		Fair Value
	SECURITIES SOLD SHORT - (25.4)%
	APPAREL - (0.8)%
58,547	Crocs, Inc. *	$1,202,555
20,231	Under Armour, Inc. *	401,181
		1,603,736
	AUTO PARTS & EQUIPMENT - (0.1)%
9,125	Motorcar Parts of America, Inc. *	193,267

	BEVERAGES - (1.2)%
12,611	Boston Beer Co., Inc. *	1,165,887
3,484	National Beverage Corp. *	1,070,598
		2,236,485
	BIOTECHNOLOGY - (0.5)%
15,888	Cambrex Corp. *	846,672

	BUILDING MATERIALS - (0.4)%
11,181	AAON, Inc.	385,633
34,972	NCI Building Systems, Inc. * ^	428,407
		814,040
	CHEMICALS - (1.1)%
14,200	Balchem Corp.	1,329,830
13,462	Innophos Holdings, Inc.	394,437
4,624	Sensient Technologies Corp.	299,913
		2,024,180
	COMMERCIAL SERVICES - (1.5)%
13,699	ABM Industries, Inc.	421,244
30,030	Cross Country Healthcare, Inc. *	265,165
26,761	Huron Consulting Group, Inc. *	1,458,207
3,902	MoneyGram International, Inc. *	16,544
3,660	Robert Half International, Inc.	221,540
21,222	Team, Inc. *	422,318
		2,805,018
	COMPUTERS - (0.4)%
7,780	Electronics For Imaging, Inc. *	236,901
23,918	PAR Technology Corp. *	423,349
		660,250
	DISTRIBUTION/WHOLESALE - (0.1)%
2,650	Dorman Products, Inc. *	209,376

	DIVERSIFIED FINANCIAL SERVICES - (0.2)%
13,156	Enova International, Inc. *	311,139

	ELECTRICAL COMPONENTS & EQUIPMENT - (0.1)%
2,601	Belden, Inc.	140,584

	ELECTRONICS - (1.3)%
11,329	AVX Corp.	188,968
27,210	Benchmark Electronics, Inc.	593,994
10,009	Brady Corp.	403,263
15,735	Digimarc Corp. *	395,421
27,945	Gentex Corp.	588,242
1,279	Stoneridge, Inc. *	32,499
10,937	Vishay Intertechnology, Inc.	200,147
		2,402,534
	ENERGY-ALTERNATE SOURCES - (0.3)%
17,302	SolarEdge Technologies, Inc. *	670,106

	ENGINEERING & CONSTRUCTION - (0.6)%
8,034	Comfort Systems USA, Inc.	429,658
8,380	MasTec, Inc. * ^	364,614
4,913	NV5 Global, Inc. *	383,558
		1,177,830
	ENTERTAINMENT - (0.1)%
8,526	Golden Entertainment, Inc. *	154,917

	ENVIRONMENTAL CONTROL - (0.2)%
5,051	Tetra Tech, Inc.	333,568

	EQUITY FUNDS - (4.1)%
10,534	Invesco QQQ Trust Series 1	1,788,884
42,614	iShares Core S&P Small-Cap ETF	3,326,023
4,987	iShares PHLX Semiconductor ETF	812,682
12,946	iShares Russell 2000 ETF	1,942,288
		7,869,877
	HEALTHCARE - PRODUCTS - (1.8)%
22,277	Avanos Medical, Inc. *	1,260,878
4,754	Cantel Medical Corp.	376,279
2,023	CONMED Corp.	136,411
2,890	Globus Medical, Inc.	152,737
1,012	ICU Medical, Inc.	257,787
1,010	iRhythm Technologies, Inc. *	78,033
8,714	LeMaitre Vascular, Inc.	232,664
60,202	Obalon Therapeutics, Inc. * ^	121,909
13,566	Tactile Systems Technology, Inc. *	888,302
		3,505,000
	HEALTHCARE - SERVICES - (1.2)%
1,011	Amedisys, Inc. *	111,210
76,224	American Renal Associates Holdings, Inc. *	1,470,361
36,126	Joint Corp. *	272,751
4,806	US Physical Therapy, Inc.	516,741
		2,371,063
	HOME BUILDERS - (1.2)%
3,737	LCI Industries	259,161
12,870	Meritage Homes Corp. *	479,407
5,272	Thor Industries, Inc.	367,142
43,937	TRI Pointe Group, Inc. *	522,850
25,476	Winnebago Industries, Inc.	702,119
		2,330,679

See accompanying notes to financial statements.

Balter L/S Small Cap Equity Fund

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2018

Shares		Fair Value
	SECURITIES SOLD SHORT (Continued) - (25.4)%
	INTERNET - (0.6)%
4,246	HealthStream, Inc.	$111,712
39,047	NIC, Inc.	519,716
30,149	TechTarget, Inc. *	612,628
		1,244,056
	LEISURE TIME - (0.1)%
10,061	Nautilus, Inc. *	123,046
7,225	Vista Outdoor, Inc. *	90,312
		213,358
	MACHINERY-CONSTRUCTION & MINING - (0.2)%
3,206	Oshkosh Corp.	179,985
4,047	Terex Corp.	135,129
		315,114
	MACHINERY-DIVERSIFIED - (0.3)%
4,099	AGCO Corp.	229,708
4,047	Flowserve Corp. ^	185,757
15,380	Mueller Water Products Inc	157,799
3,867	Manitowoc Co., Inc. *	70,689
		643,953
	OIL & GAS SERVICES - (0.2)%
13,367	Liberty Oilfield Services, Inc.	253,706
5,063	RPC, Inc.	75,337
1,160	Superior Energy Services, Inc. *	9,083
		338,126
	REAL ESTATE - (0.4)%
37,539	Realogy Holdings Corp.	715,869

	REITS - (0.2)%
10,693	Host Hotels & Resorts, Inc.	204,343
5,220	Seritage Growth Properties	198,464
		402,807
	RETAIL - (3.8)%
15,811	Big Lots, Inc.	656,473
13,119	BMC Stock Holdings, Inc. *	219,612
4,623	Carvana Co. *	179,140
48,708	Chico’s FAS, Inc.	373,590
433	Chipotle Mexican Grill, Inc.	199,323
21,802	Dick’s Sporting Goods, Inc.	771,137
29,367	Freshpet, Inc. *	1,118,883
40,568	Hibbett Sports, Inc. *	708,723
9,610	MSC Industrial Direct Co., Inc.	778,987
40,851	PetIQ, Inc. *	1,293,343
72,979	Vera Bradley, Inc. *	962,593
		7,261,804
	SEMICONDUCTORS - (0.4)%
1,163	Monolithic Power Systems, Inc.	137,374
12,383	Semtech Corp. *	556,492
		693,866
	SOFTWARE - (1.4)%
67,324	Avid Technology, Inc. *	356,817
5,073	Bottomline Technologies DE, Inc. *	338,065
1,652	Broadridge Financial Solutions, Inc.	193,185
5,940	Everbridge, Inc. *	301,930
1,878	Guidewire Software, Inc. *	167,086
23,181	Inovalon Holdings, Inc. *	218,133
2,890	MicroStrategy, Inc. *	364,053
1,589	New Relic, Inc. *	141,818
3,206	PROS Holdings, Inc. *	105,542
434	Ultimate Software Group, Inc. *	115,717
11,560	Workiva, Inc. *	394,080
		2,696,426
	TELECOMMUNICATIONS - (0.6)%
20,699	Clearfield, Inc. *	248,802
53,179	Finisar Corp. *	887,557
		1,136,359

	TOTAL SECURITIES SOLD SHORT (Proceeds - $51,085,344)	48,322,059

CVR - Contingent Value Rights

ETF - Exchange Traded Fund

PLC - Public Limited Company

^	All or a portion of this security is held as collateral for securities sold short or options written.

*	Non-income producing security.

+	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

#	Fair valued security, the value of this security has been determined in good faith under the policies of the Board of Trustees.

**	Money market fund; interest rate reflects effective yield on October 31, 2018.

See accompanying notes to financial statements.

Balter Funds
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2018

	Balter European L/S	Balter	Balter L/S Small Cap
	Small Cap Fund	Invenomic Fund	Equity Fund
ASSETS
Investment securities:
At cost	$91,119,476	$88,798,861	$168,471,387
At value	$83,108,982	$86,934,595	$185,861,057
Cash at broker	34,653,468	—	—
Cash held for collateral at custodian	3,055,700	46,428,813	—
Cash	—	—	55,667,192
Foreign Currency (Cost $0, $1,131,839, and $0)	—	1,115,390	—
Receivable for securities sold	1,263,283	2,012,423	4,954,644
Unrealized appreciation on foreign currency contracts	1,139,185	—	—
Dividends and interest receivable	139,361	64,251	105,592
Receivable for Fund shares sold	553	19,683	557,293
Prepaid expenses and other assets	35,692	40,147	33,416
TOTAL ASSETS	123,396,224	136,615,302	247,179,194

LIABILITIES
Securities sold short (Proceeds - $25,871,261, $51,813,052, and $51,085,344)	23,451,233	50,153,021	48,322,059
Payable for Fund shares redeemed	4,106,919	125	46
Due to Custodian - Foreign Currency (Cost - $6,242,239, $0 and $0)	6,174,170	—	—
Payable for investments purchased	2,756,267	4,192,407	8,380,425
Investment advisory fees payable	112,786	105,450	329,939
Payable to related parties	17,768	15,983	33,594
Distribution (12b-1) fees payable	317	1,798	1,062
Securities lending collateral	—	4,021,800	—
Options written (Proceeds $0, $0 and $57,858)	—	—	36,518
Dividends payable on securities sold short	—	9,980	7,828
Accrued expenses and other liabilities	50,517	34,196	50,284
TOTAL LIABILITIES	36,669,977	58,534,760	57,161,755
NET ASSETS	$86,726,247	$78,080,542	$190,017,439

NET ASSETS CONSIST OF:
Paid in capital	$88,986,680	$74,751,732	$157,863,190
Accumulated Earnings (Deficit)	(2,260,433)	3,328,810	32,154,249
NET ASSETS	$86,726,247	$78,080,542	$190,017,439

NET ASSET VALUE PER SHARE:
Institutional Class:
Net Assets	$85,301,552	$69,579,857	$185,081,139
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	8,202,936	6,287,984	15,554,138
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.40	$11.07	$11.90

Investor Class:
Net Assets	$1,424,695	$8,500,685	$4,936,300
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	137,390	771,123	416,124
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.37	$11.02	$11.86

(a)	Redemptions made within 60 days of purchases may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

Balter Funds
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2018

	Balter European L/S	Balter	Balter L/S Small Cap
	Small Cap Fund	Invenomic Fund	Equity Fund
INVESTMENT INCOME
Dividends (net of foreign tax withheld of $129,512, $5,429 and $155)	$1,045,880	$648,523	$696,931
Interest	249,122	128,492	889,220
Securities lending income	—	1,138	—
TOTAL INVESTMENT INCOME	1,295,002	778,153	1,586,151

EXPENSES
Investment advisory fees	1,734,790	974,801	3,429,294
Distribution (12b-1) fees:
Investor Class	2,644	6,151	10,782
Interest expense	772,683	—	—
Dividends on securities sold short	523,697	235,692	383,049
Custodian fees	132,205	12,104	37,272
Administrative services fees	100,240	59,730	197,360
Shareholder service fees	40,523	15,292	55,207
Registration fees	30,883	22,793	34,088
Legal fees	26,311	28,866	29,865
Trustees fees and expenses	22,707	22,707	22,683
Compliance officer fees	22,415	18,276	36,317
Audit fees	18,101	17,600	18,100
Printing expense	14,227	9,051	12,398
Insurance expense	4,527	1,668	11,970
Shareholder service expense	529	1,235	4,313
Other expenses	4,403	2,826	1,403
TOTAL EXPENSES	3,450,885	1,428,792	4,284,101

Less: Fees waived by the Advisor	(207,137)	(90,849)	(33,245)

NET EXPENSES	3,243,748	1,337,943	4,250,856

NET INVESTMENT LOSS	(1,948,746)	(559,790)	(2,664,705)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	1,480,725	6,199,333	25,193,128
Foreign currency contracts	1,400,817	—	—
Foreign currency transactions	—	55,394	(811)
Options purchased	—	(155,464)	(1,597,057)
Options written	—	—	442,931
Securities sold short	1,742,788	(1,911,555)	(4,347,037)
	4,624,330	4,187,708	19,691,154
Net change in unrealized appreciation (depreciation) on:
Investments	(12,362,270)	(3,385,232)	(9,429,194)
Options purchased	—	387,756	173,021
Options written	—	(18,655)	10,928
Foreign currency contracts	680,397	—	—
Foreign currency translations	14,421	(16,425)	(945)
Securities sold short	2,421,655	2,516,585	3,413,720
	(9,245,797)	(515,971)	(5,832,470)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(4,621,467)	3,671,737	13,858,684

NET INCREASE (DECREASE) IN NET ASSETS	$(6,570,213)	$3,111,947	$11,193,979

See accompanying notes to financial statements.

Balter European L/S Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
FROM OPERATIONS
Net investment loss	$(1,948,746)	$(827,663)
Net realized gain from investments, foreign currency contracts, and securities sold short	4,624,330	4,240,898
Net change in unrealized appreciation (depreciation) on investments, securities sold short, foreign currency contracts and foreign currency translations	(9,245,797)	5,026,605
Net increase (decrease) in net assets resulting from operations	(6,570,213)	8,439,840

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid: *
Institutional Class	(3,698,133)	—
Investor Class	(25,767)	—
Net decrease in net assets resulting from distributions to shareholders	(3,723,900)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Institutional Class	33,304,258	37,839,773
Investor Class	1,351,878	612,495
Net asset value of shares issued in reinvestment of distributions:
Institutional Class	2,700,642	—
Investor Class	25,767	—
Redemption fee proceeds:
Institutional Class	189	753
Investor Class	323	—
Payments for shares redeemed:
Institutional Class	(9,926,213)	(1,536,915)
Investor Class	(321,382)	(125,469)
Net increase in net assets from shares of beneficial interest	27,135,462	36,790,637

TOTAL INCREASE IN NET ASSETS	16,841,349	45,230,477

NET ASSETS
Beginning of Year	69,884,898	24,654,421
End of Year**	$86,726,247	$69,884,898

SHARE ACTIVITY
Institutional Class:
Shares Sold	2,923,852	3,444,469
Shares Reinvested	241,776	—
Shares Redeemed	(909,158)	(157,674)
Net increase in shares of beneficial interest outstanding	2,256,470	3,286,795

Investor Class:
Shares Sold	119,230	55,414
Shares Reinvested	2,307	—
Shares Redeemed	(28,524)	(11,038)
Net increase in shares of beneficial interest outstanding	93,013	44,376

*	Distributions from net investment income and net realized capital gains are combined for the year ended October 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended October 31, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets- End of Year includes distributions in excess of net investment income of $1,479,602 as of October 31, 2017.

See accompanying notes to financial statements.

Balter Invenomic Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	October 31, 2018	October 31, 2017 (a)
FROM OPERATIONS
Net investment loss	$(559,790)	$(119,171)
Net realized gain from investments, foreign currency transactions, options purchased, and securities sold short	4,187,708	414,972
Net change in unrealized appreciation (depreciation) on investments, securities sold short, options purchased, options written and foreign currency translations	(515,971)	295,399
Net increase in net assets resulting from operations	3,111,947	591,200

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid: *
Institutional Class	(377,979)	—
Investor Class	(16)	—
Net decrease in net assets resulting from distributions to shareholders	(377,995)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Institutional Class	44,706,562	27,763,066
Investor Class	8,547,142	1,210
Net asset value of shares issued in reinvestment of distributions:
Institutional Class	51,337	—
Investor Class	16	—
Redemption fee proceeds:
Institutional Class	4,855	—
Investor Class	427	—
Payments for shares redeemed:
Institutional Class	(6,117,140)	—
Investor Class	(202,085)	—
Net increase in net assets from shares of beneficial interest	46,991,114	27,764,276

TOTAL INCREASE IN NET ASSETS	49,725,066	28,355,476

NET ASSETS
Beginning of Period	28,355,476	—
End of Period**	$78,080,542	$28,355,476

SHARE ACTIVITY
Institutional Class:
Shares Sold	4,073,132	2,773,747
Shares Reinvested	4,807	—
Shares Redeemed	(563,702)	—
Net increase in shares of beneficial interest outstanding	3,514,237	2,773,747

Investor Class:
Shares Sold	789,656	120
Shares Reinvested	1	—
Shares Redeemed	(18,654)	—
Net increase in shares of beneficial interest outstanding	771,003	120

(a)	The Balter Invenomic Fund commenced operations on June 19, 2017.

*	Distributions from net investment income and net realized capital gains are combined for the year ended October 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended October 31, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets- End of Year includes distributions in excess of net investment income of $0 as of October 31, 2017.

See accompanying notes to financial statements.

Balter L/S Small Cap Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
FROM OPERATIONS
Net investment loss	$(2,664,705)	$(3,139,937)
Net realized gain from investments, foreign currency transactions options purchased, options written securities and sold short	19,691,154	18,674,890
Net change in unrealized appreciation (depreciation) on investments, securities sold short options purchased, options written and foreign currency translations	(5,832,470)	10,678,329
Net increase in net assets resulting from operations	11,193,979	26,213,282

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Institutional Class	—	(969,227)
Total Distributions Paid: *
Institutional Class	(14,364,983)	—
Investor Class	(312,135)	—
Net decrease in net assets resulting from distributions to shareholders	(14,677,118)	(969,227)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Institutional Class	34,175,928	7,668,019
Investor Class (a)	5,413,847	—
Net asset value of shares issued in reinvestment of distributions:
Institutional Class	12,400,686	800,650
Investor Class (a)	312,135	—
Redemption fee proceeds:
Investor Class (a)	41	—
Payments for shares redeemed:
Institutional Class	(22,586,602)	(30,159,861)
Investor Class (a)	(738,145)	—
Net increase (decrease) in net assets from shares of beneficial interest	28,977,890	(21,691,192)

TOTAL INCREASE IN NET ASSETS	25,494,751	3,552,863

NET ASSETS
Beginning of Year	164,522,688	160,969,825
End of Year**	$190,017,439	$164,522,688

SHARE ACTIVITY
Institutional Class:
Shares Sold	2,868,137	668,623
Shares Reinvested	1,089,691	73,509
Shares Redeemed	(1,913,706)	(2,754,579)
Net increase (decrease) in shares of beneficial interest outstanding	2,044,122	(2,012,447)

Investor Class: (a)
Shares Sold	451,488	—
Shares Reinvested	27,428	—
Shares Redeemed	(62,792)	—
Net increase in shares of beneficial interest outstanding	416,124	—

(a)	The Balter L/S Small Cap Equity Fund Investor Class commenced operations on November 14, 2017.

*	Distributions from net investment income and net realized capital gains are combined for the year ended October 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended October 31, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets- End of Year includes distributions in excess of net investment income of $2,397 as of October 31, 2017.

See accompanying notes to financial statements.

Balter European L/S Small Cap Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Institutional Class

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	October 31, 2018	October 31, 2017	October 31, 2016 (1)
Net asset value, beginning of period	$11.67	$9.27	$10.00
Activity from investment operations:
Net investment loss (2)	(0.25)	(0.21)	(0.18)
Net realized and unrealized gain (loss) on investments	(0.43)	2.61	(0.55)
Total from investment operations	(0.68)	2.40	(0.73)
Less distributions from:
Net investment income	(0.31)	—	—
Net realized gains	(0.28)	—	—
Total distributions	(0.59)	—	—
Paid-in-Capital From Redemption Fees	0.00 (3)	0.00 (3)	—
Net asset value, end of period	$10.40	$11.67	$9.27
Total return (4)	(6.18)%	25.89%	(7.30	)% (5)
Net assets, at end of period (000’s)	$85,302	$69,368	$24,654
Ratio of gross expenses to average net assets (6,8)	3.97%	2.71%	2.87	% (7)
Ratio of net expenses to average net assets (8)	3.73%	2.46%	2.45	% (7)
Ratio of net investment loss to average net assets	(2.24)%	(1.99)%	(2.18	)% (7)
Portfolio Turnover Rate	194%	154%	168	% (5)

(1)	The Balter European L/S Small Cap Fund commenced operations on December 30, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(5)	Not Annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	Excluding dividends from securities sold short and interest expense, the ratio of expenses to average net assets would have been:

Before fees waived	2.48%	2.49%	2.66	% (7)
After fees waived	2.24%	2.24%	2.24	% (7)

See accompanying notes to financial statements.

Balter European L/S Small Cap Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Investor Class

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	October 31, 2018	October 31, 2017	October 31, 2016 (1)
Net asset value, beginning of period	$11.66	$9.27	$10.00
Activity from investment operations:
Net investment loss (2)	(0.29)	(0.27)	(0.18)
Net realized and unrealized gain (loss) on investments	(0.42)	2.66	(0.55)
Total from investment operations	(0.71)	2.39	(0.73)
Less distributions from:
Net investment income	(0.30)	—	—
Net realized gains	(0.28)	—	—
Total distributions	(0.58)	—	—
Paid-in-Capital From Redemption Fees	0.00 (3)	—	—
Net asset value, end of period	$10.37	$11.66	$9.27
Total return (3)	(6.44)%	25.78%	(7.30	)% (4)
Net assets, at end of period (000’s)	$1,425	$517	$0	(7)
Ratio of gross expenses to average net assets (5,8)	4.27%	3.01%	3.17	% (6)
Ratio of net expenses to average net assets (8)	4.03%	2.76%	2.75	% (6)
Ratio of net investment loss to average net assets	(2.56)%	(2.39)%	(2.48	)% (6)
Portfolio Turnover Rate	194%	154%	168	% (4)

(1)	The Balter European L/S Small Cap Fund commenced operations on December 30, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(4)	Not Annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	Less than $1,000.

(8)	Excluding dividends from securities sold short and interest expense, the ratio of expenses to average net assets would have been:

Before fees waived	2.78%	2.79%	2.96	% (6)
After fees waived	2.54%	2.54%	2.54	% (6)

See accompanying notes to financial statements.

Balter Invenomic Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Institutional Class

	For the	For the
	Year Ended	Period Ended
	October 31, 2018	October 31, 2017 (1)
Net asset value, beginning of period	$10.22	$10.00
Activity from investment operations:
Net investment loss (2)	(0.12)	(0.05)
Net realized and unrealized gain on investments	1.10	0.27
Total from investment operations	0.98	0.22
Less distributions from:
Net realized gains	(0.13)	—
Total distributions	(0.13)	—
Paid-in-Capital From Redemption Fees	0.00 (3)	—
Net asset value, end of period	$11.07	$10.22
Total return (4)	9.63%	2.20	% (5)
Net assets, at end of period (000’s)	$69,580	$28,354
Ratio of gross expenses to average net assets (6,8)	2.91%	3.07	% (7)
Ratio of net expenses to average net assets (8)	2.72%	2.61	% (7)
Ratio of net investment loss to average net assets	(1.14)%	(1.25	)% (7)
Portfolio Turnover Rate	106%	37	% (5)

(1)	The Balter Invenomic Fund commenced operations on June 19, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(5)	Not Annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	Excluding dividends from securities sold short and interest expense, the ratio of expenses to average net assets would have been:

Before fees waived	2.43%	2.70	% (7)
After fees waived	2.24%	2.24	% (7)

See accompanying notes to financial statements.

Balter Invenomic Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Investor Class

	For the	For the
	Year Ended	Period Ended
	October 31, 2018	October 31, 2017 (1)
Net asset value, beginning of period	$10.21	$10.00
Activity from investment operations:
Net investment loss (2)	(0.16)	(0.07)
Net realized and unrealized gain on investments	1.10	0.28
Total from investment operations	0.94	0.21
Less distributions from:
Net realized gains	(0.13)	—
Total distributions	(0.13)	—
Paid-in-Capital From Redemption Fees	0.00 (3)	—
Net asset value, end of period	$11.02	$10.21
Total return (4)	9.25%	2.10	% (5)
Net assets, at end of period (000’s)	$8,501	$1
Ratio of gross expenses to average net assets (6,8)	3.21%	3.32	% (7)
Ratio of net expenses to average net assets (8)	3.02%	2.86	% (7)
Ratio of net investment loss to average net assets	(1.39)%	(2.85	)% (7)
Portfolio Turnover Rate	106%	37	% (5)

(1)	The Balter Invenomic Fund commenced operations on June 19, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(5)	Not Annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	Excluding dividends from securities sold short and interest expense, the ratio of expenses to average net assets would have been:

Before fees waived	2.73%	2.95	% (7)
After fees waived	2.54%	2.49	% (7)

See accompanying notes to financial statements.

Balter L/S Small Cap Equity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Institutional Class

	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	October 31, 2018	October 31, 2017	October 31, 2016	October 31, 2015		October 31, 2014 (1)
Net asset value, beginning of period	$12.18	$10.37	$10.08	$9.99		$10.00
Activity from investment operations:
Net investment loss (2)	(0.18)	(0.23)	(0.24)	(0.25)		(0.21)
Net realized and unrealized gain on investments	0.96	2.11	0.53	0.34		0.20
Total from investment operations	0.78	1.88	0.29	0.09		(0.01)
Less distributions from:
Net realized gains	(1.06)	(0.07)	—	—		—
Total distributions	(1.06)	(0.07)	—	—		—
Net asset value, end of period	$11.90	$12.18	$10.37	$10.08		$9.99
Total return (3)	6.82%	18.16%	2.88%	0.90%		(0.10	)% (4)
Net assets, at end of period (000s)	$185,081	$164,523	$160,970	$163,367		$127,161
Ratio of gross expenses to average net assets (7,8)	2.43%	2.56%	2.76%	2.92%		2.91	% (5)
Ratio of net expenses to average net assets (8)	2.41%	2.52%	2.67%	2.93	% (6)	2.88	% (5)
Ratio of net investment loss to average net assets	(1.51)%	(1.99)%	(2.44)%	(2.49)%		(2.49	)% (5)
Portfolio Turnover Rate	244%	212%	228%	292%		248	% (4)

(1)	The Balter L/S Small Cap Equity Fund Institutional Class commenced operations on December 31, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(4)	Not Annualized.

(5)	Annualized.

(6)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from the prior period.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Excluding dividends from securities sold short and interest expense, the ratio of expenses to average net assets would have been:

Before fees waived	2.21%	2.23%	2.28%	2.18%	2.22	% (5)
After fees waived/recaptured	2.19%	2.19%	2.19%	2.19%	2.19	% (5)

See accompanying notes to financial statements.

Balter L/S Small Cap Equity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Investor Class

For the
Year Ended
October 31, 2018 (1)
Net asset value, beginning of period	$11.98
Activity from investment operations:
Net investment loss (2)	(0.22)
Net realized and unrealized gain on investments	1.16
Total from investment operations	0.94
Less distributions from:
Net realized gains	(1.06)
Total distributions	(1.06)
Paid-in-Capital From Redemption Fees (3)	0.00
Net asset value, end of period	$11.86
Total return (4,5)	8.23%
Net assets, at end of period (000s)	$4,936
Ratio of gross expenses to average net assets (6,7,8)	2.78%
Ratio of net expenses to average net assets (6,8)	2.76%
Ratio of net investment loss to average net assets (6)	(1.85)%
Portfolio Turnover Rate (5)	244%

(1)	The Balter L/S Small Cap Equity Fund Investor Class commenced operations on November 14, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(5)	Not Annualized.

(6)	Annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Excluding dividends from securities sold short and interest expense, the ratio of expenses to average net assets would have been:

Before fees waived	2.56	% (6)
After fees waived/recaptured	2.54	% (6)

See accompanying notes to financial statements.

Balter Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2018

1.	ORGANIZATION

The Balter European L/S Small Cap Fund and the Balter L/S Small Cap Equity Fund are each a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 26, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Balter Invenomic Fund is a diversified series of shares of beneficial interest of the Trust. The Balter European L/S Small Cap Fund commenced operations on December 30, 2015. The Balter Invenomic Fund commenced operations on June 19, 2017. The Balter L/S Small Cap Equity Fund) commenced operations on December 31, 2013 and was previously part of the Professionally Managed Portfolios and reorganized into the Trust on July 27, 2015.

The Funds’ investment objectives are as follows:

Balter European L/S Small Cap Fund – seeks to generate absolute returns by investing both long and short in European Companies.

Balter Invenomic Fund – seeks to achieve long-term capital appreciation.

Balter L/S Small Cap Equity Fund – seeks to achieve long-term capital appreciation plus income.

The Funds each offer two classes of shares: Institutional Class shares and Investor Class shares. Each class of shares is offered at their net asset value. Each class of shares of each Fund has identical rights and privileges with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Funds’ share classes differ in the fees and expenses charged to shareholders. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost. Forward foreign currency exchange contracts (‘forward contracts”) are valued at the forward rate. Investments values in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after

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NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Funds’ calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are

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NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2018 for the Funds’ investments measured at fair value:

Balter European L/S Small Cap Equity Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$71,447,070	$3,343,619	$—	$74,790,689
Money Market Funds	8,318,293	—	—	8,318,293
Forward Currency Contracts	—	1,139,185	—	1,139,185
Total	$79,765,363	$4,482,804	$—	$84,248,167
Liabilities*
Securities Sold Short	$23,451,233	$—	$—	$23,451,233
Total	$23,451,233	$—	$—	$23,451,233

Balter Invenomic Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$73,998,009	$364,945	$—	$74,362,954
Call Options Purchased	98,891	22,366	—	121,257
Put Options Purchased	—	594,040	—	594,040
Collateral For Securities Loaned	4,021,800	—	—	4,021,800
Exchange Traded Fund	271,533	—	—	271,533
Money Market Funds	7,500,652	—	—	7,500,652
Warrant	62,359	—	—	62,359
Total	$85,953,244	$981,351	$—	$86,934,595
Liabilities*
Securities Sold Short	$50,153,021	$—	$—	$50,153,021
Total	$50,153,021	$—	$—	$50,153,021

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NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

Balter L/S Small Cap Equity Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$123,624,475	$46,687	$—	$123,671,162
Call Options Purchased	257,473	111,460	—	368,933
Put Options Purchased	30,143	159,400	—	189,543
Money Market Fund	61,590,234	—	—	61,590,234
Rights	—	—	—	—
Warrant	41,185	—	—	41,185
Total	$185,543,510	$317,547	$—	$185,861,057
Liabilities *
Call Options Written	$10,769	$2,070	$—	$12,839
Put Options Written	2,544	21,135	—	23,679
Securities Sold Short	48,322,059	—	—	48,322,059
Total	$48,335,372	$23,205	$—	$48,358,577

The Funds did not hold any Level 3 securities during the period, with the exception of the Balter L/S Small Cap Equity Fund. There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Funds’ policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for industry classification.

The following is a reconciliation of Nexstar Broadcasting Group CVR (Balter L/S Small Cap Equity Fund), for which Level 3 inputs were used in determining value:

Balter L/S Small Cap
Equity Fund
Beginning balance October 31, 2017	$—
Total realized gain/(loss)	—
Change in unrealized appreciation	—
Capital Distribution	—
Tax basis adjustment	—
Net Transfers in/(out) of Level 3	—
Ending Balance October 31, 2018	$—

The total change in unrealized appreciation included in the Statements of Operations attributable to Level 3 investments still held at October 31, 2018, was $0 for the Balter L/S Small Cap Equity Fund.

Quantitative disclosures of unobservable inputs and assumptions used by the Balter L/S Small Cap Equity Fund are below.

Investments in Securities
Balter L/S Small Cap Equity Fund	Fair Value	Valuation Techniques	Unobservable Input
Nexstar Broadcasting Group CVR	$—	Contingent Value Rights	Potential future cash payments
$—

Fair value securities as a percent of net assets at October 31, 2018 were 0.0% for the Balter L/S Small Cap Equity Fund.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are determined in

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NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward currency contracts as an investment strategy consistent with that Fund’s investment objective. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency in the Statements of Operations.

Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Option Transactions – When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

In conjunction with the use of written options contracts and short sales, the Funds may be required to maintain collateral in various forms. At October 31, 2018, such collateral is denoted in the Funds’ Schedule of Investments and Statements of Assets and Liabilities. Also in conjunction with the use of written options contacts and short sales, the Funds, when appropriate, utilize a segregated margin deposit account with the counterparty. At October 31, 2018, these segregated margin deposit accounts are denoted in the Funds’ Statements of Assets and Liabilities.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short

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NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short. Certain cash and securities are held as collateral.

Securities Lending Risk – A Fund may lend portfolio securities to institutions, such as banks and certain broker-dealers. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

Federal income tax – It is the Funds’ policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken by the Balter European L/S Small Cap Fund in its October 31, 2016 through October 31, 2017 return, taken by the Balter Invenomic Fund in its October 31, 2017 tax return or expected to be taken in its October 31, 2018 tax return and taken by the Balter L/S Small Cap Equity Fund in its October 31, 2015 through October 31, 2017 tax returns or expected to be taken by each of the Funds in their October 31, 2018 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Funds makes significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended October 31, 2018, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and securities sold short, amounted to the following:

	Purchases	Sales
Balter European L/S Small Cap Fund	$152,326,736	$122,504,217
Balter Invenomic Fund	95,109,285	49,164,910
Balter L/S Small Cap Equity Fund	322,889,610	330,282,818

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Balter Liquid Alternatives, LLC serves as the Fund’s investment advisor. Pursuant to an Investment Advisory Agreement with the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds each pay the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 2.00%, 2.00% and 1.95% of the average daily net assets of the Balter European L/S Small Cap Fund, the Balter Invenomic Fund and the Balter L/S Small Cap Equity Fund, respectively. The Advisor, on behalf of the Balter European L/S Small Cap Fund, has entered into a Sub-Advisory agreement with S.W. Mitchell Capital LLP and the Advisor compensates the Sub-Advisor out of the investment Advisory fee it receives from the Fund. The Advisor, on behalf of the Balter Invenomic Fund, has entered into a Sub-Advisory agreement with Invenomic Capital Management LP and the Advisor compensates the Sub-Advisor out of the investment Advisory fee it receives from the Fund. The Advisor, on behalf of the Balter L/S Small Cap Equity Fund, has entered into a Sub-Advisory agreement with Midwood Capital Management

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NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

LLC, Millrace Asset Group, Inc., 12th Street Asset Management Company and Intrinsic Edge Capital Management, LLC and the Advisor compensates each Sub-Advisor out of the investment advisory fees it receives from the Fund. For the year ended October 31, 2018, the advisory fees incurred by the Funds were as follows:

Fund	Advisory Fee
Balter European L/S Small Cap Fund	$1,734,790
Balter Invenomic Fund	974,801
Balter L/S Small Cap Equity Fund	3,429,294

The Fund’s Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Balter European L/S Small Cap Fund and Balter Invenomic Fund, until at least February 28, 2019 to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (excluding interest and tax expenses, dividends on short positions and Acquired Fund Fees and Expenses) for the Fund do not exceed 2.24% and 2.54% of the Fund’s average net assets, for Institutional Class and Investor Class shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. The Fund’s Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Balter L/S Small Cap Equity Fund, until at least February 28, 2019 to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (excluding interest and tax expenses, dividends on short positions and Acquired Fund Fees and Expenses) for the Fund do not exceed 2.19% and 2.54% of the Fund’s average net assets, for Institutional Class and Investor Class shares, respectively.

During the year ended October 31, 2018 the Advisor waived fees for each fund as follows:

Fund	Advisory Fee Waiver
Balter European L/S Small Cap Fund	$207,137
Balter Invenomic Fund	90,849
Balter L/S Small Cap Equity Fund	33,245

The total amount of previously waived fees subject to recapture by the Advisor as of October 31, 2018 were as follows:

	Expiration	Expiration	Expiration
Fund	October 31, 2019	October 31, 2020	October 31, 2021	Total
Balter European L/S Small Cap Fund	$85,413	$105,339	$207,137	$397,889
Balter Invenomic Fund	—	43,963	90,849	134,812
Balter L/S Small Cap Equity Fund	114,854	53,505	33,245	201,604

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Board of Trustees of the Northern Lights Fund Trust II has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services. Under the Plan, Balter European L/S Small Cap Fund, Balter Invenomic Fund and Balter L/S Small Cap Equity Fund may pay 0.25% per year of the average daily net assets of Investor Class shares for such distribution and shareholder service activities. For the year ended October 31, 2018, the Funds incurred distribution fees as follows:

Fund	Distribution Fee
Balter European L/S Small Cap Fund	$2,644
Balter Invenomic Fund	6,151
Balter L/S Small Cap Equity Fund	10,782

In addition, certain affiliates of the Distributor provide services to the Fund(s) as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for

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NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DERIVATIVE TRANSACTIONS

The following is a summary of the effect of derivative instruments on the Funds’ Statement of Assets and Liabilities as of October 31, 2018.

Balter European L/S Small Cap Fund

Contract Type/Primary Risk Exposure	Statements of Assets and Liabilities	Value
Foreign currency contracts/Currency Risk	Unrealized appreciation on foreign currency contracts	$1,139,185

Balter Invenomic Fund

Contract Type/Primary Risk Exposure	Statements of Assets and Liabilities	Value
Equity Contracts/Equity price risk	Investment securities at value	$715,297

Balter L/S Small Cap Equity Fund

Contract Type/Primary Risk Exposure	Statements of Assets and Liabilities	Value
Equity Contracts/Equity price risk	Investment securities at value	$558,476

Equity Contracts/Equity price risk	Options Written	$(36,518)

The following is a summary of the effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2018.

Balter European L/S Small Cap Fund

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	On Foreign Currency Contracts	on Foreign Currency Contracts
Currency contracts/Currency risk	$1,400,817	$680,397

Balter Invenomic Fund

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	On Options Purchased	on Options Purchased
Equity contracts/Equity Price Risk	$(155,464)	$387,756

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	on Options Written	on Options Written
Equity contracts/Equity Price Risk	$—	$(18,655)

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NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

Balter L/S Small Cap Equity Fund

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	on Options Purchased	on Options Purchased
Equity contracts/Equity Price Risk	$(1,597,057)	$173,021

		Change in Unrealized
Contract type/	Realized Gain/(Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	on Options Written	on Options Written
Equity contracts/Equity Price Risk	$442,931	$10,928

The notional value and contracts of the derivative instruments outstanding as of October 31, 2018 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Assets

During the year ended October 31, 2018, the Funds were not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at October 31, 2018 for the Funds.

Balter European L/S Small Cap Fund

Assets:			Gross Amounts	Net Amounts
	Gross Amounts		Offset in the	Presented in
	of Recognized		Statements of	the Statements
	Assets &		Assets &	of Assets &	Financial		Cash Collateral
Description	Liabilities		Liabilities	Liabilities	Instruments		Pledged/Received		Net Amount
Unrealized appreciation on foreign currency contracts	$1,139,185	(1)	$—	$1,139,185	$—		$1,139,185	(2)	$—

Liabilities:			Gross Amounts	Net Amounts
	Gross Amounts		Offset in the	Presented in
	of Recognized		Statements of	the Statements
	Assets &		Assets &	of Assets &	Financial		Cash Collateral
Description	Liabilities		Liabilities	Liabilities	Instruments		Pledged/Received		Net Amount
Securities Sold Short	$23,451,233	(1)	$—	$23,451,233	$23,451,233	(2)	$—		$—

Balter Invenomic Fund

Assets:			Gross Amounts	Net Amounts
			Offset in the	Presented in
	Gross Amounts		Statements of	the Statements
	of Recognized		Assets &	of Assets &	Financial		Cash Collateral
Description	Assets		Liabilities	Liabilities	Instruments		Pledged/Received		Net Amount
Options Purchased	$715,297	(1)	$—	$715,297	$715,297	(2)	$—		$—

Liabilities:			Gross Amounts	Net Amounts
	Gross Amounts		Offset in the	Presented in
	of Recognized		Statements of	the Statements
	Assets &		Assets &	of Assets &	Financial		Cash Collateral
Description	Liabilities		Liabilities	Liabilities	Instruments		Pledged/Received		Net Amount
Securities sold short	$50,153,021	(1)	$—	$50,153,021	$50,153,021	(2)	$—		$—

Balter Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

Balter L/S Small Cap Equity Fund

Assets:			Gross Amounts	Net Amounts
			Offset in the	Presented in
	Gross Amounts		Statements of	the Statements
	of Recognized		Assets &	of Assets &	Financial		Cash Collateral
Description	Assets		Liabilities	Liabilities	Instruments		Pledged/Received	Net Amount
Options Purchased	$558,476	(1)	$—	$558,476	$558,476	(2)	$—	$—

Liabilities:			Gross Amounts	Net Amounts
	Gross Amounts		Offset in the	Presented in
	of Recognized		Statements of	the Statements
	Assets &		Assets &	of Assets &	Financial		Cash Collateral
Description	Liabilities		Liabilities	Liabilities	Instruments		Pledged/Received	Net Amount
Options Written	$36,518	(1)	$—	$36,518	$36,518	(2)	$—	$—
Securities sold short	48,322,059	(1)	—	48,322,059	48,322,059	(2)	—	—
	$48,358,577		$—	$48,358,577	$48,358,577		$—	$—

(1)	Unrealized depreciation on futures contracts, unrealized appreciation on swaps, futures options short at value, and securities sold short as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2018, the shareholders listed below held more than 25% of an individual Fund and may be deemed to control that Fund.

Shareholder	Fund	Percent
J.P. Morgan Securities	Balter European L/S Small Cap Fund	35.35%
Charles Schwab & Co.	Balter Invenomic Fund	37.75%
J.P. Morgan Securities	Balter Invenomic Fund	35.43%
J.P. Morgan Securities	Balter L/S Small Cap Equity Fund	57.41%

7.	REDEMPTION FEES

Each Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his shares after holding them for less than 60 days. The redemption fee is paid directly to the applicable Fund. For the year ended October 31, 2018 as follows:

Fund	Institutional	Investor
Balter European L/S Small Cap Fund	$189	$323
Balter Invenomic Fund	4,855	427
Balter L/S Small Cap Equity Fund	—	41

8.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at October 31, 2018, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Balter European L/S Small Cap Fund	$66,353,662	$5,769,464	$(12,496,109)	$(6,726,645)
Balter Invenomic Fund	37,573,496	9,462,933	(10,254,855)	(791,922)
Balter L/S Small Cap Equity Fund	119,699,725	26,027,625	(8,224,870)	17,802,755

Balter Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

9.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the period ended October 31, 2018 and October 31, 2017 was as follows:

	For the period ended October 31, 2018:

	Ordinary	Long-Term	Return	Tax-Exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
Balter European L/S Small Cap Fund	$3,711,507	$12,393	$—	$—	$3,723,900
Balter Invenomic Fund	377,995	—	—	—	377,995
Balter L/S Small Cap Equity Fund	4,902,049	9,775,069	—	—	14,677,118

	For the period ended October 31, 2017:

	Ordinary	Long-Term	Exempt
Portfolio	Income	Capital Gains	Income	Total
Balter European L/S Small Cap Fund	$—	$—	$—	$—
Balter Invenomic Fund	—	—	—	$—
Balter L/S Small Cap Equity Fund	—	969,227	—	$969,227

As of October 31, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Tax-Exempt Income	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Balter European L/S Small Cap Fund	$—	$4,403,447	$—	$—	$—	$—	$(6,663,880)	$(2,260,433)
Balter Invenomic Fund	—	4,006,852	130,217	—	—	—	(808,259)	3,328,810
Balter L/S Small Cap Equity Fund	—	2,369,345	12,733,102	—	—	(750,955)	17,802,757	32,154,249

The difference between book basis and tax basis accumulated net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, and adjustments for partnerships, real estate investment trusts, the mark-to-market treatment of passive foreign investment companies, and foreign exchange contracts. In addition, the amount listed under other book/tax differences for the Long/ Short Small Cap Equity Fund is primarily attributable to the tax deferral of losses on straddles and constructive sales.

10	. UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Balter L/S Small Cap Equity Fund (the “Fund”) currently invests a portion of its assets in the Fidelity Institutional Money Market Funds – Government Portfolio (the “Fidelity Fund”). The Fund may redeem its investment from the Fidelity Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund will be directly affected by the performance of the Fidelity Fund. The financial statements of the Fidelity, including its portfolio of investments, can be found at the Securities and Exchange Commission’s website, www.sec.gov, and should be read in conjunction with the Fund’s financial statements. As of October 31, 2018, the percentage of the Fund’s net assets invested in the Fidelity Fund was 32.4%.

11.	SECURITIES LENDING

Under an agreement with U.S. Bank National Association (The “Bank”) the Balter Invenomic Fund (the “Fund”) can lend its portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees to earn additional income. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued interest, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by money market funds in accordance with the Fund’s security lending procedures. A portion of the income generated by the investment in the collateral, net of any rebates paid by the Bank to the borrowers is remitted to the Bank as lending agent, and the remainder is paid to the Fund. The Fund continues to receive interest or dividends on the securities loaned. The Fund has the right under the Master Securities Lending Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Fund could experience delays or losses on recovery. Additionally, the Fund is subject to the risk of loss from investments made with the cash received as collateral. The Fund manages credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

Balter Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

At October 31, 2018, the Fund had loaned securities and received cash collateral for the loan. This cash was invested in the Mount Vernon Liquid Assets Portfolio, LLC as shown in the Schedules of Investments. The Fund receives compensation relating to the lending of the Fund’s securities.

The market value of loaned securities and collateral and percentage of total investment income the Fund received from the investment of cash collateral retained by the lending agent, U.S. Bank, were as follows:

	Market Value of	Market Value of	Percentage of Total
Fund	Loaned Securities	Collateral	Investment Income
Balter Invenomic Fund	$3,920,626	$4,021,800	0.14%

	Recognized in	Financial	Cash
	Statements of Assets	Instruments	Collateral		Net Amount
	and Liabilities	Pledged	Pledged		of Assets
Balter Invenomic Fund
Description of Liability
Securities lending collateral	$4,021,800	$—	$4,021,800	(1)	$—

(1)	The amount is limited to the liability balance and accordingly does not include excess collateral pledged.

The following table breaks out the holdings pledged as collateral as of October 31, 2018:

	Overnight and	Up to		Greater than
	Continuous	30 Days	30-90 days	90 days	Total
Mount Vernon Liquid Assets Portfolio, LLC	$4,021,800	$—	$—	$—	$4,021,800

The fair value of the securities loaned for the Fund totaled $3,920,626 at October 31, 2018. The securities loaned are noted in the Portfolios of Investments. The fair value of the “Collateral for Securities Loaned” on the Portfolio of Investments includes only cash collateral received and reinvested that totaled $4,021,800 for the Fund at October 31, 2018. These amounts are offset by a liability recorded as “Securities lending collateral.”

12.	NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adapted with these financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

13.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

of Northern Lights Fund Trust II and

Shareholders of Balter European L/S Small Cap Fund

Balter Invenomic Fund and

Balter L/S Small Cap Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Balter European L/S Small Cap Fund, Balter Invenomic Fund and Balter L/S Small Cap Equity Fund (the “Funds”), each a series of Northern Lights Fund Trust II (the “Trust”), including the schedules of investments, as of October 31, 2018, and with respect to Balter European L/S Small Cap Fund the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended for the period December 30, 2015 (commencement of operations) to October 31, 2016, and with respect to Balter Invenomic Fund the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets and the financial highlights for the year then ended and for the period June 19, 2017 (commencement of operations) to October 31, 2017, and with respect to Balter L/S Small Cap Equity Fund the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period December 31, 2013 (commencement of operations) to October 31, 2014, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2012.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 31, 2018

Balter Funds
EXPENSE EXAMPLES (Unaudited)
October 31, 2018

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemptions; and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as noted below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio During
Actual	Account Value	Account Value	During Period	the Period
	5/1/18	10/31/18	5/1/18 – 10/31/18*	5/1/18 – 10/31/18*
Balter European L/S Small Cap Fund
Institutional Class	$1,000.00	$909.10	$10.78	2.24%
Investor Class	$1,000.00	$907.30	$12.21	2.54%
Balter Invenomic Fund
Institutional Class	$1,000.00	$995.50	$11.27	2.24%
Investor Class	$1,000.00	$993.70	$12.76	2.54%
Balter L/S Small Cap Equity Fund
Institutional Class	$1,000.00	$1,029.40	$11.20	2.19%
Investor Class	$1,000.00	$1,027.70	$12.98	2.54%
	Beginning	Ending	Expenses Paid	Expense Ratio During
Hypothetical **	Account Value	Account Value	During Period	the Period
(5% return before expenses)	5/1/18	10/31/18	5/1/18 – 10/31/18*	5/1/18 – 10/31/18*
Balter European L/S Small Cap Fund
Institutional Class	$1,000.00	$1,013.91	$11.37	2.24%
Investor Class	$1,000.00	$1,012.40	$12.88	2.54%
Balter Invenomic Fund
Institutional Class	$1,000.00	$1,013.91	$11.37	2.24%
Investor Class	$1,000.00	$1,012.40	$12.88	2.54%
Balter L/S Small Cap Equity Fund
Institutional Class	$1,000.00	$1,014.17	$11.12	2.19%
Investor Class	$1,000.00	$1,012.40	$12.88	2.54%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	The hypothetical example assumes that the Fund was in operation for the full six months ended 10/31/2018.

Balter Funds
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2018

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on April 24 and 25, 2018, the Board, including each of the members of the Board who are not an “interested person” of the Trust (the “Independent Trustees”), considered the approval of the renewal of the investment advisory agreement between the Trust, on behalf of each of the Balter European L/S Small Cap Fund (“Balter European Small Cap”) and the Balter L/S Small Cap Equity Fund (“Balter L/S Small Cap” and, collectively with Balter European Small Cap, the “Balter Funds” and each a “Balter Fund”), each a series of the Trust, and Balter Liquid Alternatives, LLC (“Balter”) (the “Balter Advisory Agreement”). The Board also considered the approval of the renewal of the sub-advisory agreement between Balter and S.W. Mitchell Capital LLP (“S.W. Mitchell”) with respect to Balter European Small Cap (the “S.W. Mitchell Sub-Advisory Agreement”), the sub-advisory agreement between Balter and Millrace Asset Group, Inc. (“Millrace”) with respect to Balter L/S Small Cap (the “Millrace Sub-Advisory Agreement”) and the sub-advisory agreement between Balter and 12th Street Asset Management Company, LLC (“12th Street”) with respect to Balter L/S Small Cap (the “12th Street Sub-Advisory Agreement” and, collectively with the S. W. Mitchell Sub-Advisory Agreement and the Millrace Sub-Advisory Agreement, the “Sub-Advisory Agreements” and each a “Sub-Advisory Agreement” and together with the Balter Advisory Agreement, the “Advisory Agreements”). Each of S.W. Mitchell, Millrace and 12th Street being hereinafter referred to herein as a “Sub-Adviser” and, collectively the “Sub-Advisers”).

Based on their evaluation of the information provided by Balter, S.W. Mitchell, Millrace, and 12th Street as well as information provided by other Fund service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved each of the Advisory Agreements with respect to each respective Balter Fund.

In advance of the meeting, the Board requested and received materials to assist them in considering the Balter Advisory Agreement and the Sub-Advisory Agreements. The materials provided contained information with respect to the factors enumerated below, including the Balter Advisory Agreement and the Sub-Advisory Agreements, a memorandum prepared by the Independent Trustees’ outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of each of the Advisory Agreements and comparative information relating to the advisory fees and other expenses of the Balter Funds. The materials also included due diligence materials relating to Balter, S.W. Mitchell, Millrace and 12th Street (including due diligence questionnaires completed by Balter, S.W. Mitchell, Millrace and 12th Street, and each firm’s Form ADV, select financial information of Balter, S.W. Mitchell, Millrace, and 12th Street, bibliographic information regarding Balter’s, S.W. Mitchell’s, Millrace’s and 12th Street’s key management and investment advisory personnel, and comparative fee information relating to each of the Balter Funds) as well as other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the approval of the Balter Advisory Agreement with respect to each of the Balter Funds. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Balter Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Balter Advisory Agreement. In considering the approval of the Balter Advisory Agreement with respect to each of the Balter Funds, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board noted that Balter had previously provided the Board with materials related to the Balter Advisory Agreement, including information on Balter’s related investment performance with its existing clients. During the discussions with the representatives of Balter, the Board reviewed materials provided by Balter including a description of the manner in which investment decisions are made and executed and a review of the personnel performing services for Balter European Small Cap and Balter L/S Small Cap, including the team of individuals that primarily monitor and execute the investment process and provide oversight of each of the Balter Funds respective sub-adviser. The Board then discussed the extent of Balter’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered Balter’s specific responsibilities in all aspects of the day-to-day management of Balter European Small Cap, including Balter’s continued oversight of each of the Balter Funds respective Sub-Adviser to ensure

Balter Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
October 31, 2018

that the Sub-Adviser adheres to its particular investment strategy. Additionally, the Board received satisfactory responses from the representative of Balter with respect to a series of important questions, including: whether Balter is involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with Balter’s management of each of the Balter Funds; and whether Balter has procedures in place to adequately allocate trades among its respective clients. The Board reviewed the descriptions provided by Balter of its practices for monitoring compliance with each Balter Fund’s investment limitations, noting that Balter’s chief compliance officer will routinely review the portfolio managers’ performance of their duties with respect to each of the Balter Funds to ensure compliance under Balter’s compliance program. The Board discussed the steps Balter took to transition to a new chief compliance officer and compliance consulting firm and noted Balter’s robust compliance program and strong professional staff. The Board also discussed Balter’s processes and procedures with the Trust’s chief compliance officer. The Board then reviewed the capitalization of Balter based on financial information and other materials provided and discussed these with Balter and concluded that Balter was sufficiently well-capitalized, or that its control persons or principals had the ability to make additional contributions in order to meet its obligations to each of the Balter Funds. The Board noted that to the extent that a Sub-Adviser should commit a trading error, Balter maintained D&O/E&O insurance and would be responsible for the payment of any monies owed to a Balter Fund and would then seek reimbursement from the appropriate Sub-Adviser by reducing the sub-advisory fee to be paid to the respective Sub-Adviser. The Board concluded that Balter had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Balter Advisory Agreement with respect to each of the Balter Funds and that the nature, overall quality and extent of the management services to be provided by Balter were satisfactory and reliable.

Performance. The Board discussed the reports prepared by Broadridge and reviewed the performance of Balter European Small Cap as compared to its Broadridge selected peer group, Morningstar category and benchmark for the one-year and since-inception periods ended March 31, 2018. The Board noted that Balter European Small Cap had outperformed its peer group and Morningstar category medians but underperformed its benchmark, the MSCI Europe Small Cap Index (the MSCI Europe Small Cap”), for the one-year and since inception periods. After further discussion, the Board concluded that overall, Balter European Small Cap’s past performance was satisfactory and in-line with its investment objective.

The Board discussed the reports prepared by Broadridge and reviewed the performance of Balter L/S Small Cap as compared to its Broadridge selected peer group, Morningstar category and benchmark for the one-year, three-year and since-inception periods ended March 31, 2018. The Board noted that Balter L/S Small Cap had outperformed its peer group and Morningstar category medians and benchmark, the Russell 2000 TR USD for the one-year period and outperformed its peer group and Morningstar category medians but underperformed the Russell 2000 for the three year and since inception periods. After further discussion, the Board concluded that overall, Balter L/S Small Cap’s past performance was satisfactory and in-line with its investment objective.

Fees and Expenses. As to the costs of the services provided by Balter, the Board discussed the comparison of each Balter Fund’s advisory fee and total operating expense data and reviewed Balter European Small Cap’s and Balter L/S Small Cap’s advisory fee and overall expenses compared to its peer group and Morningstar category as presented in the Broadridge Reports. The Board noted the advisory fee of each respective Balter Fund was on the high side but not the highest in its peer group. The Board further noted that Balter was responsible for paying the Sub-Adviser out of the advisory fees it receives from Balter European Small Cap and Balter L/S Small Cap which contributed to the higher advisory fee being charged to Balter European Small Cap and Balter L/S Small Cap. The Board also reviewed the proposed contractual arrangements for Balter European Small Cap and Balter L/S/ Small Cap, which state that Balter had agreed to waive or limit its advisory fee and/or reimburse expenses at least until February 28, 2019 in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.24% and 2.54% of Balter European Small Cap’s average annual net assets for Institutional and Investor Class Shares, respectively, and 2.19% and 2.54% of Balter L/S/ Small Cap’s average annual net assets for Institutional and Investor Class Shares, respectively, and the Board found such arrangements to be beneficial to each respective Balter Fund’s shareholders. It was the consensus of the Board that, based on Balter’s experience and expertise, and the services provided by Balter to Balter European Small Cap and Balter L/S Small Cap, the advisory fee charged by Balter to each Balter Fund was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to Balter with respect to Balter European Small Cap and Balter L/S Small Cap based on its review of the breakeven and profitability reports and analyses and the selected financial information provided by Balter. The Board concluded that based on the services provided and the projected

Balter Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
October 31, 2018

growth of Balter European Small Cap and Balter L/S Small Cap, the level of profit from Balter’s relationship with each of Balter European Small Cap and Balter L/S Small Cap was not excessive.

Economies of Scale. As to the extent to which Balter European Small Cap and Balter L/S Small Cap will realize economies of scale as each Balter Fund grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed Balter’s expectations for growth of Balter European Small Cap and Balter L/S Small Cap. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term but that the Board would continue to monitor the growth of Balter European Small Cap and Balter L/S Small Cap and that it would consider the addition of breakpoints at higher asset levels.

S.W. Mitchell Sub-Advisory Agreement

The Board then reviewed and discussed the written materials that were provided by S.W. Mitchell in advance of the Meeting and deliberated on the proposed renewal of the S.W. Mitchell Sub-Advisory Agreement with respect to Balter European Small Cap. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the S.W. Mitchell Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the S.W. Mitchell Sub-Advisory Agreement. In considering the approval of the renewal of the S.W. Mitchell Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services to be provided by S.W. Mitchell, the Board noted the experience of the portfolio management and research personnel of S.W. Mitchell, including their experience in the investment field, education and industry credentials. The Board discussed the financial condition of S.W. Mitchell and reviewed supporting materials. The Board reviewed the presentation materials prepared by S.W. Mitchell describing its investment process. The Board received satisfactory responses from S.W. Mitchell with respect to a series of important questions, including: whether S.W. Mitchell was involved in any lawsuits or pending regulatory actions. The Board discussed S.W. Mitchell’s compliance structure and broker selection process and engaged in a discussion with the Trust’s chief compliance officer regarding S.W. Mitchell’s business practices. In consideration of the compliance policies and procedures for S.W. Mitchell included in the Board Materials, the Board concluded that S.W. Mitchell had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the S.W. Mitchell Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to Balter European Small Cap were satisfactory.

Performance. As the sole sub-adviser to Balter European Small Cap, the Board considered Balter European Small Cap’s past performance as well as other factors relating to S.W. Mitchell’s track record. The Board discussed S.W. Mitchell’s performance with Balter and the process used by Balter to monitor S.W. Mitchell’s performance and concluded that the performance track record of S.W. Mitchell and Balter European Small Cap was satisfactory and in-line with Balter European Small Cap’s investment objective.

Fees and Expenses. As to the costs of the services to be provided by S.W. Mitchell, the Board discussed the sub-advisory fee paid to S.W. Mitchell. The Board considered that S.W. Mitchell was paid by Balter and not by Balter European Small Cap. Balter confirmed to the Board that Balter was of the opinion that the sub-advisory fee paid to S.W. Mitchell was reasonable in light of the quality of the services performed by it. The Board discussed the total fee expected to be paid to S.W. Mitchell, and noted that S.W. Mitchell would receive no other compensation from Balter European Small Cap or Balter except the sub-advisory fee earned pursuant to the S.W. Mitchell Sub-Advisory Agreement and payable by Balter. Based on the representations of Balter and the materials provided, the Board concluded that the sub-advisory fee paid to S.W. Mitchell was not unreasonable.

Profitability. As to profits to be realized by S.W. Mitchell, the Board reviewed the profitability analysis provided by S.W. Mitchell. The Board noted that because the sub-advisory fee was paid by Balter, the overall advisory fee paid by Balter European Small Cap was not and will not be directly affected by the sub-advisory fee paid to S.W. Mitchell. Consequently, the Board did not consider the profitability of S.W. Mitchell to be a significant factor, although it concluded that the level of profit realized by S.W. Mitchell was not excessive.

Balter Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
October 31, 2018

Economies of Scale. Since the sub-advisory fees are not paid by Balter European Small Cap, the Board did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the assets of Balter European Small Cap increase. The Board did however recognize that any changes to the advisory fee received by Balter from the Balter European Small Cap may indirectly be reflected in the total amount of sub-advisory fees that would be available by Balter to pay S.W. Mitchell.

Millrace Sub-Advisory Agreement

The Board then reviewed and discussed the written materials that were provided by Millrace in advance of the Meeting and deliberated on the proposed renewal of the Millrace Sub-Advisory Agreement with respect to Balter L/S Small Cap. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Millrace Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Millrace Sub-Advisory Agreement. In considering the approval of the renewal of the Millrace Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services provided by Millrace, the Board noted the experience of the portfolio management and research personnel of Millrace, including its experience in the investment field, education and industry credentials. The Board discussed the financial condition of Millrace relying on statements provided by Millrace and noting that Millrace had not provided any written financial information but had offered to make such information available for review in Millrace’s offices. The Board concluded that the Trust’s chief compliance officer or his designee would review Millrace’s financial information during the next annual compliance site visit and report back to the Board on his findings no later than the Board’s next quarterly meeting in July 2018. The Board reviewed the presentation materials prepared by Millrace describing their investment process. The Board received satisfactory responses from Millrace with respect to a series of important questions, including: whether Millrace was involved in any lawsuits or pending regulatory actions. The Board discussed Millrace’s compliance structure and broker selection process and engaged in a discussion with the Trust’s chief compliance officer regarding Millrace’s business practices. In consideration of the compliance policies and procedures for Millrace included in the Board Materials, the Board concluded that Millrace had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Millrace Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services provided to Balter L/S Small Cap were satisfactory.

Performance. The Board considered Millrace’s past performance as well as other factors relating to Millrace’s track record noting that Millrace was one of several sub-advisers allocated assets to manage within Balter L/S Small Cap. The Board discussed Millrace’s performance with Balter and the process used by Balter to monitor Millrace’s performance and concluded that the performance track record of Millrace was satisfactory.

Fees and Expenses. As to the costs of the services provided by Millrace, the Board discussed the sub-advisory fee paid to Millrace. The Board considered that Millrace was paid by Balter and not by Balter L/S Small Cap and noted Balter’s confirmation to the Board that, in its opinion, the sub-advisory fee paid to Millrace was reasonable in light of the quality of the services performed by them. The Board discussed the total fee paid to Millrace, and noted that Millrace would receive no compensation from Balter L/S Small Cap or Balter other than the sub-advisory fee earned pursuant to the Millrace Sub-Advisory Agreement and payable by Balter. The Board also noted that for the private fund that Millrace managed, it received an asset based management fee ranging from 1.00% to 1.50% plus a 20% incentive fee which is more than what it received for managing its allocated portion of Balter L/S Small Cap. Based on these factors, the Board concluded that the sub-advisory fee paid under the Millrace Sub-advisory Agreement was not unreasonable in light of the services provided thereunder.

Profitability. As to profits realized by Millrace, the Board reviewed a profitability analysis that was provided by Millrace. The Board noted that because the sub-advisory fee was paid by Balter, the overall advisory fee paid by Balter L/S Small Cap was not and would not be directly affected by the sub-advisory fee paid to Millrace. Consequently, the Board did not consider the profitability of Millrace to be a significant factor, although it concluded that the profits realized by Millrace were not excessive.

Balter Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
October 31, 2018

Economies of Scale. Because the sub-advisory fees are not paid by Balter L/S Small Cap, the Board did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the assets of Balter L/S Small Cap increase. The Board did however recognize that any changes to the advisory fee received by Balter from the Balter L/S Small Cap may indirectly be reflected in the total amount of sub-advisory fees that would be available by Balter to pay Millrace.

12th Street Sub-Advisory Agreement

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the proposed renewal of the 12th Street Sub-Advisory Agreement on behalf of Balter L/S Small Cap. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the 12th Street Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the 12th Street Sub-Advisory Agreement. In considering the approval of the 12th Street Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services to be provided 12th Street, the Board noted the experience of the portfolio management and research personnel of 12th Street, including their experience in the investment field, education and industry credentials. The Board discussed the financial condition of 12th Street and reviewed supporting materials. The Board reviewed the presentation materials prepared by 12th Street describing its investment process. The Board received satisfactory responses from 12th Street with respect to a series of important questions, including: whether 12th Street was involved in any lawsuits or pending regulatory actions. The Board discussed 12th Street’s compliance structure and broker selection process and engaged in a discussion with the Trust’s chief compliance officer regarding 12th Street’s business practices. In consideration of the compliance policies and procedures for 12th Street included in the Board Materials, the Board concluded that 12th Street had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the 12th Street Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to Balter L/S Small Cap by 12th Street were satisfactory.

Performance. The Board considered 12th Street’s past performance as well as other factors relating to 12th Street’s track record noting that 12th Street was one of several sub-advisers allocated assets to manage within Balter L/S Small Cap. The Board discussed 12th Street’s performance with Balter and the process used by Balter to monitor 12th Street’s performance and concluded that the performance track record of 12th Street was satisfactory.

Fees and Expenses. As to the costs of the services to be provided by 12th Street, the Board discussed the sub-advisory fee paid to 12th Street. The Board considered that 12th Street was paid by Balter and not by Balter L/S Small Cap. Balter confirmed to the Board that, in its opinion, the sub-advisory fee paid to 12th Street was reasonable in light of the quality of the services performed by it. The Board discussed the total fees paid to 12th Street, and noted that 12th Street would receive no compensation from Balter L/S Small Cap or Balter other than the sub-advisory fee earned pursuant to the 12th Street Sub-Advisory Agreement and payable by Balter. Based on these factors, the Board concluded that the sub-advisory fee paid under the 12th Street Sub-Advisory Agreement was not unreasonable in light of the services to be provided thereunder.

Profitability. As to profits to be realized by 12th Street, the Board reviewed the profitability analysis that was provided by 12th Street. The Board noted that because the sub-advisory fee was paid by Balter, the overall advisory fee paid by Balter L/S Small Cap would not be directly affected by the sub-advisory fee paid to 12th Street. Consequently, the Board did not consider the profitability of 12th Street to be a significant factor, although it concluded that the level of profit realized by 12th Street was not excessive.

Economies of Scale. Because the sub-advisory fees are not paid by Balter L/S Small Cap, the Board did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the assets of Balter L/S Small Cap increase. The Board did however recognize that any changes to the advisory fee received by Balter from the Balter L/S Small Cap may indirectly be reflected in the total amount of sub-advisory fees that would be available by Balter to pay 12th Street.

Balter Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
October 31, 2018

Conclusion: Trust and Independent counsel again assisted the Board throughout the agreement review process. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. Accordingly, having requested and received such information from Balter, S.W. Mitchell, Millrace and 12th Street as the Board believed to be reasonably necessary to evaluate the terms of each of the Advisory Agreements as appropriate, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to each of the Balter Funds and of the Advisory Agreements separately, (a) the terms of the respective Advisory Agreements were reasonable; (b) the advisory fee or sub-advisory fee, as appropriate, were reasonable; and (c) the respective Advisory Agreements were in the best interests of each of the Balter European Small Cap and Balter L/S Small Cap and its shareholders, as appropriate. In considering the approval of the renewal of each of the Advisory Agreements, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of each of the Advisory Agreements were in the best interests of Balter European Small Cap and Balter L/S Small Cap and their respective shareholders as appropriate. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each of the Advisory Agreements.

Balter Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
October 31, 2018

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on April 18-19, 2017, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of the Investment Advisory Agreement between the Trust, on behalf of the Balter Invenomic Fund (“Balter Invenomic”) and Balter Liquid Alternatives, LLC (“Balter”) (“Balter Advisory Agreement”). The Board further considered the approval of the Sub-Advisory Agreement between Balter and Invenomic Capital Management LP (“Invenomic”) with respect to Balter Invenomic (“Invenomic Sub-Advisory Agreement’ together with the Balter Advisory Agreement, the “Balter Advisory Agreements”).

Based on their evaluation of the information provided by Balter and Invenomic, in conjunction with Balter Invenomic’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved each of the Balter Advisory Agreements with respect to Balter Invenomic.

In advance of the meeting, the Board requested and received materials to assist them in considering the Investment Advisory Agreement and the Sub-Advisory Agreements. The materials provided contained information with respect to the factors enumerated below, including the Balter Advisory Agreement and the Invenomic Sub-Advisory Agreement, a memorandum prepared by the Independent Trustees’ outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of each of the Balter Advisory Agreements and comparative information relating to the advisory fees and other expenses of Balter Invenomic. The materials also included due diligence materials relating to Balter and Invenomic (including due diligence questionnaires completed by Balter and Invenomic and Balter’s and Invenomic’s Forms ADV, select financial information of Balter and Invenomic, bibliographic information regarding Balter’s and Invenomic’s key management and investment advisory personnel, and comparative fee information relating to Balter Invenomic) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the approval of the Balter Advisory Agreement with respect to Balter Invenomic. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Balter Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Balter Advisory Agreement. In considering the approval of the Balter Advisory Agreement with respect to Balter Invenomic, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board noted that Balter had previously provided the Board with materials related to the New Balter Advisory Agreement, including information on the firm’s related investment performance with its existing clients. During the discussions with Balter, the Board reviewed materials provided by Balter relating to the New Balter Advisory Agreement, including a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for Balter Invenomic, including the individuals that primarily monitor and execute the investment process and provide oversight of Balter Invenomic’s sub-adviser. The Board then discussed the extent of Balter’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered Balter’s specific responsibilities in all aspects of the day-to-day management of Balter Invenomic, including Balter’s oversight of Balter Invenomic’s sub-adviser. Additionally, the Board received satisfactory responses from the representatives of Balter with respect to a series of important questions, including: whether Balter is involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of Balter Invenomic; and whether Balter has procedures in place to adequately allocate trades among its respective clients. The Board reviewed the descriptions provided by Balter of its practices for monitoring compliance with Balter Invenomic’s investment limitations, noting that Balter’s CCO will periodically review the portfolio managers’ performance of their duties with respect to Balter Invenomic to ensure compliance under Balter’s compliance program. With respect to Balter’s D&O/E&O insurance policy, the Board noted that to the extent that a sub-adviser should commit a trading error, Balter’s insurance policy would provide coverage in the event the sub-adviser couldn’t make

Balter Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
October 31, 2018

the Fund whole and Balter could also take other actions like reducing the sub-advisory fee to be paid to the respective sub-adviser. The Board then reviewed the capitalization of Balter based on financial information and other materials provided and discussed with Balter and concluded that Balter was sufficiently well-capitalized, or that its control persons or principals had the ability to make additional contributions in order to meet its obligations to Balter Invenomic. The Board concluded that Balter had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the New Balter Advisory Agreement with respect to Balter Invenomic and that the nature, overall quality and extent of the management services to be provided by Balter were satisfactory and reliable.

Performance. Because Balter Invenomic had not commenced operations and Balter did not manage any accounts with a similar strategy, the Trustees could not consider the Fund’s or the Balter’s past performance with respect to a similar strategy.

Fees and Expenses. As to the costs of the services to be provided by Balter, the Board discussed the comparison of advisory fees and total operating expense data and reviewed Balter Invenomic’s proposed advisory fees and overall expenses compared to its peer group and Morningstar category as presented in the Morningstar Reports. The Board noted that although the advisory fee was higher than the peer group and the Morningstar category median, it was not the highest in its peer group. The Board reviewed the proposed contractual arrangements for Balter Invenomic, which stated that Balter had agreed to waive or limit its advisory fee and/or reimburse expenses at least until February 28, 2019 in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed (i) 2.24% and 2.49%1 of Balter Invenomic’s average net assets, for Institutional Class shares and Investor Class shares, respectively, and found such arrangements to be beneficial to shareholders although noting that the net total expense ratio was again higher than the peer group and the Morningstar category median, but not the highest in its peer group. It was the consensus of the Board that, based on Balter’s experience and expertise, and the services to be provided by Balter to Balter Invenomic, the advisory fee to be charged by Balter to Balter Invenomic was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to Balter with respect to Balter Invenomic based on break even and profitability reports and analyses reviewed by the Board and the selected financial information provided by Balter. With respect to Balter, the Board concluded that the anticipated profit from Balter’s relationship with Balter Invenomic was not excessive.

Economies of Scale. As to the extent to which Balter Invenomic will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed Balter’s expectations for growth of Balter Invenomic. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term.

The Board then reviewed and discussed the written materials that were provided by Invenomic in advance of the Meeting and deliberated on the approval of the Invenomic Sub-Advisory Agreement with respect to Balter Invenomic. In addition to the materials described above, the Board reviewed: (i) the nature and quality of the investment advisory services to be provided by Invenomic, including the experience and qualifications of the personnel providing such services; (ii) the investment strategies and style of investing of Invenomic; (iii) the performance history of Invenomic; and (iv) Invenomic’s financial condition, history of operations and ownership structure. In considering the approval of the Invenomic Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services to be provided by Invenomic, the Board noted the experience of the portfolio management and research personnel of Invenomic, including their experience in the investment field, education and industry credentials. The Board discussed the financial condition of Invenomic and reviewed supporting materials. The Board reviewed the presentation materials prepared by Invenomic describing its investment process. The Board noted that it had received satisfactory responses from Invenomic with respect to a series of important questions, including: whether Invenomic is involved in any lawsuits or pending regulatory actions. The Board discussed Invenomic’s compliance structure and broker selection process. The Board noted that the CCO of BCM and Balter would serve as the CCO of Invenomic. The Board noted that Balter was recommending the engagement of Invenomic as Balter Invenomic’s

[1]	On March 13, 2018 a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) approved raising the expense cap for the Fund’s Investor Class shares from 2.49% to 2.54% to take into consideration the newly revised shareholder servicing fee of 0.05%.

Balter Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
October 31, 2018

proposed sub-adviser. In consideration of the compliance policies and procedures for Invenomic included in the Meeting Materials, the Board concluded that Invenomic had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Invenomic Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to Balter Invenomic were satisfactory.

Performance. Because Balter Invenomic had not commenced operations, the Trustees could not consider the Fund’s past performance. Additionally, the Board noted that Invenomic was newly formed and did not have a performance track record of similarly managed accounts to consider. The Board did take into account the qualifications and experience of the portfolio manager for Balter Invenomic, including his positive long-term performance returns with respect to registered investment companies that he had previously managed.

Fees and Expenses. As to the costs of the services to be provided by Invenomic, the Board discussed the sub-advisory fees payable to Invenomic. The Board considered that Invenomic is to be paid by Balter and not by Balter Invenomic and Balter’s confirmation to the Board that, in its opinion, the sub-advisory fees to be paid to Invenomic were reasonable in light of the anticipated quality of the services to be performed by Invenomic. The Trustees discussed the total fees expected to be paid to Invenomic, and noted that Invenomic would receive no other compensation from Balter Invenomic or Balter except the sub-advisory fee earned pursuant to the Invenomic Sub-Advisory Agreement and payable by Balter. As to the costs of the services to be provided, the Trustees noted that because all sub-advisory fees will be paid by Balter, the overall advisory fee paid by Balter Invenomic was not directly affected by the sub-advisory fees. Based on the representations of Balter and the materials provided, the Board concluded that the sub-advisory fee to be paid to Invenomic under the Invenomic Sub-Advisory Agreement was reasonable in light of the services to be provided thereunder.

Profitability. As to profits to be realized by Invenomic, the Trustees reviewed a profitability analysis that was provided by Invenomic. The Board noted that because all sub-advisory fees would be paid by Balter, and not by Balter Invenomic, the overall advisory fee paid by the Fund would not be directly affected by the sub-advisory fee paid to Invenomic. Consequently, the Board did not consider the profitability of Invenomic to be a significant factor although it concluded that the anticipated profits expected to be realized by Invenomic were not excessive.

Economies of Scale. Since the sub-advisory fees are not paid by Balter Invenomic, the Board did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the assets of Balter Invenomic increase.

Conclusion: Independent counsel again assisted the Board throughout the agreement review process. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Balter Advisory Agreement and the Invenomic Sub-Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from Balter and Invenomic as the Board believed to be reasonably necessary to evaluate the terms of the Balter Advisory Agreements as appropriate, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the Balter Advisory Agreements separately, (a) the terms of the Balter Advisory Agreements are reasonable; (b) the advisory fee is reasonable; and (c) the Balter Advisory Agreements are in the best interests of Balter Invenomic and its shareholders, as appropriate. In considering the approval of the Balter Advisory Agreements, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the Balter Advisory Agreements was in the best interests of Balter Invenomic and its respective shareholders as appropriate. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Balter Advisory Agreements.

Balter Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2018

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, NE 68130.

Independent Trustee

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC (financial services) (since 2010).	3	Director, Aquila Distributors; Trustee, Arrow ETF Trust; Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm) (since 2007).	3	Director, Member of the Compensation Committee and Member of the Risk Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Chairman of the Fair Valuation Committee and Member of the Audit Committee of the Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	3	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. (financial services company) (since 2001).	3	Board Member, Orizon Investment Counsel (financial services company) (from 2001 to 2017)

Balter Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2018

Interested Trustees and Officers

Number of
Portfolios in
Fund
			Complex	Other Directorships held by
Name, Address and	Position/Term of	Principal Occupation	Overseen by	Trustee
Year of Birth	Office*	During the Past Five Years	Trustee***	During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Trustee (since 2011) of Northern Lights Fund Trust II; Special Projects Counsel of NorthStar Financial Services Group, LLC (since 2018); General Counsel (from 2001 to 2014) and Secretary (from 2001 to 2018) of CLS Investments, LLC; General Counsel (from 2001 to 2014) and Secretary (from 2001 to 2018) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (from 2003 to 2018) of NorthStar Financial Services Group, LLC; CEO (from 2012 to 2018), General Counsel (from 2003 to 2014) and Secretary (from 2003 to 2018), Manager (from 2005 to 2018), President (from 2005 to 2013) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel (from 2004 to 2018) of Constellation Trust Company; CEO (from 2015 to 2018), Manager (from 2008 to 2015), General Counsel and Secretary (from 2011 to 2018) of Northern Lights Compliance Services, LLC; General Counsel and Secretary (from 2011 to 2018) of Blu Giant, LLC; General Counsel (from 2012 to 2014) and Secretary (from 2012 to 2018) of Gemini Fund Services, LLC; Manager (from 2012 to 2018) of Arbor Point Advisors, LLC; General Counsel and Secretary (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; General Counsel and Secretary (from 2013 to 2014) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust; Manager, Secretary and General Counsel of NorthStar Holdings, LLC (from 2013 to 2015); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (from 2015 to 2018) and Secretary and Chief Legal Officer (from 2003 to 2018) of AdvisorOne Funds.	3	Manager of Northern Lights Distributors, LLC (from 2005 to 2018); Manager of NorthStar Financial Services Group, LLC (from 2012 to 2015); Manager of Arbor Point Advisors, LLC (from 2012 to 2018); Director of Constellation Trust Company
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Richard Malinowski 80 Arkay Drive. Hauppauge, NY 11788 1983	Secretary since January 2018	Senior Vice President Legal Administration, Gemini Fund Services, LLC (since April 2017); Vice President and Counsel (April 2016 to 2017) and AVP and Staff Attorney (September 2012 to March 2016).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	Senior Compliance Officer and CCO of Various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

***	As of October 31, 2018, the Trust was comprised of 22 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll free at 1-844-322-8112.

Privacy Policy

Rev. July 2018

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    NorthStar EYBA, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-844-322-8112 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-844-322-8112.

INVESTMENT ADVISOR
Balter Liquid Alternatives, LLC
125 High Street, Oliver Street Tower, Suite 802
Boston, Massachusetts 02110

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr., Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
	2016	2017	2018
Balter L/S Small Cap Equity Fund	$14,000	$15,000	$15,500
Balter European L/S Small Cap Fund	$14,000	$15,000	$15,500
Balter Invenomic Fund		$14,500	$15,000

(b)	Audit-Related Fees
	2016	2017	2018
Balter L/S Small Cap Equity Fund	None	None	None
Balter European L/S Small Cap Fund	None	None	None
Balter Invenomic Fund		None	None

(c)	Tax Fees
	2016	2017	2018
Balter L/S Small Cap Equity Fund	$3,000	$3,100	$3,150
Balter European L/S Small Cap Fund	$3,000	$3,100	$3,150
Balter Invenomic Fund		$3,100	$3,150

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
	2016	2017	2018
Balter L/S Small Cap Equity Fund	None	None	None
Balter European L/S Small Cap Fund	None	None	None
Balter Invenomic Fund		None	None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

Balter L/S Small Cap Equity Fund
	2016	2017	2018
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

Balter European L/S Small Cap Fund
	2016	2017	2018
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

Balter Invenomic Fund
	2017	2018
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	2016	2017	2018
Balter L/S Small Cap Equity Fund	$3,000	$3,100	$3,150
Balter European L/S Small Cap Fund	$3,000	$3,100	$3,150
Balter Invenomic Fund		$3,100	$3,150

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 1/7/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 1/7/19

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 1/7/19